Exhibit 10.1

FIRST AMENDMENT TO UNSECURED TERM CREDIT AGREEMENT

This First Amendment to Unsecured Term Credit Agreement (the “Amendment”) is made as of August 2, 2012 (the “Amendment Effective Date”), by and among BIOMED REALTY, L.P., a Maryland limited partnership (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and such of the lenders (“Lenders”) party to the Loan Agreement (defined below) constituting the Requisite Lenders under the Loan Agreement, and, solely for the purpose of agreeing to the terms and conditions of Section 5 below, BIOMED REALTY TRUST, INC., a Maryland corporation (“Guarantor”).

R E C I T A L S

A. Borrower, Administrative Agent, the Lenders executing this Amendment and certain other Lenders have entered into that certain Unsecured Term Credit Agreement dated as of March 30, 2012 (as it may be further amended, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

B. Borrower has requested that Administrative Agent and Lenders agree to amend the Loan Agreement as provided herein.

NOW, THEREFORE, with reference to the foregoing Recitals, all of which are incorporated herein by this reference, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1. Amendments to Defined Terms. The following Definitions from Article 1 of the Loan Agreement are modified as follows:

A. The defined term “Advance” is hereby deleted in its entirety and replaced with the following:

“Advance” means that portion of any Loan funded by a single Lender. Each of a Domestic Currency Advance and a Foreign Currency Advance shall be referred to as an Advance hereunder.

B. The defined term “Aggregate Commitment” is hereby deleted in its entirety and replaced with the following:

“Aggregate Commitment” means, subject to Section 2.8, as of any date, the total of the Aggregate Domestic Currency Commitments and the Aggregate Foreign Currency Commitments, which as of the Amendment Effective Date has the aggregate Dollar Equivalent of $400,000,000.00. The respective Domestic Currency Commitments and Foreign Currency Commitments and Percentages of the Lenders with respect to the Aggregate Commitment are set forth on Schedule 1.1-4.

C. The defined term “Banking Day” is hereby deleted in its entirety and replaced with the following:

“Banking Day” means (i) with respect to any borrowing, payment or rate selection of LIBOR Rate Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Cleveland, Ohio, New York, New York and London, England (solely with respect to Loans denominated in Pounds Sterling) for the conduct of substantially all of their commercial lending activities and on which dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Cleveland, Ohio, and New York, New York for the conduct of substantially all of their commercial lending activities.

D. The defined term “Commitment” is hereby deleted in its entirety and replaced with the following:

“Commitment” means the commitment of each of the Lenders (as initially specified in Schedule 1.1-4 hereto as of the Amendment Effective Date) to make Advances under this Agreement and, with respect to Domestic Currency Loans, means the Domestic Currency Commitment and, with respect to Foreign Currency Loans, means the Foreign Currency Commitment, as such commitments may increase or decrease pursuant to the terms of this Agreement.

E. The defined term “Hazardous Materials” is hereby deleted in its entirety and replaced with the following:

“Hazardous Materials” means (i) petroleum or petroleum products, by-products or breakdown products, radioactive materials, friable or damaged asbestos-containing materials, polychlorinated biphenyls, radon gas and toxic mold and (ii) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Hazardous Materials Law and, with respect to Domestic Projects, includes substances defined as “hazardous substances” pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq., or as “hazardous”, “toxic” or “pollutant” substances or as “solid waste” pursuant to the Hazardous Materials Transportation Act, 49 U.S.C. §1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §6901, et seq., or as “friable asbestos” pursuant to the Toxic Substances Control Act, 15 U.S.C. §2601 et seq. or any other applicable Hazardous Materials Law, in each case as such Laws are amended from time to time.

F. The defined term “Hazardous Materials Laws” is hereby deleted in its entirety and replaced with the following:

“Hazardous Materials Laws” means, with respect to any Project, all Laws that (a) govern the treatment, transportation or disposal of Hazardous Materials and (b) are applicable to such Project.

G. The defined term “LIBOR Base Rate” is hereby deleted in its entirety and replaced with the following:

“LIBOR Base Rate” means, with respect to a LIBOR Rate Advance for the relevant LIBOR Period, the applicable British Bankers’ Association LIBOR rate appearing on the relevant page of the Telerate screen (or any successor to or substitute for such screen, providing rate quotations comparable to those currently provided on such page of such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars or Pounds Sterling, as the case may be, in the relevant interbank market) at approximately 11:00 a.m., London time, two Banking Days prior to the first day of such LIBOR Period, as the rate for deposits in such currency with a maturity comparable to such LIBOR Period; provided that, if no such British Bankers’ Association LIBOR rate is available to the Administrative Agent, the applicable LIBOR Base Rate for the relevant LIBOR Period shall instead be the rate determined by the Administrative Agent to be the rate at which KeyBank or one of its Affiliate banks offers to place deposits in the relevant currency with first class banks in the London interbank market at approximately 11:00 a.m. (London time) two Banking Days prior to the first day of such LIBOR Period, in the approximate amount of the relevant LIBOR Rate Advance and having a maturity equal to such LIBOR Period.

H. The defined term “LIBOR Rate” is hereby deleted in its entirety and replaced with the following:

“LIBOR Rate” means, with respect to (x) a LIBOR Rate Advance in Dollars for the relevant LIBOR Period, the sum of (i) the quotient of (a) the LIBOR Base Rate applicable to such LIBOR Period for Loans denominated in Dollars, divided by (b) one minus the Reserve Percentage (expressed as a decimal) applicable to such LIBOR Period, plus, (ii) the Applicable Margin in effect from time to time during such LIBOR Period or (y) a LIBOR Rate Advance in a Qualified Foreign Currency, the sum of the LIBOR Base Rate applicable to such LIBOR Period for Loans denominated in such Qualified Foreign Currency, the Applicable Margin and the Mandatory Costs, if any, applicable to such Lender.

I. The defined term “Loan” is hereby deleted in its entirety and replaced with the following:

“Loan” means the aggregate of the Advances of the same Class and Type, made, converted or continued on the same date by the Lenders pursuant to Section 2.1(a) and Section 2.8, and, in the case of LIBOR Rate Advances, as to which a single LIBOR Period is in effect.

J. The defined term “Non-Defaulting Lenders” is hereby deleted in its entirety and replaced with the following:

“Non-Defaulting Lenders” is defined in Section 11.28.

K. The defined term “Project” is hereby deleted in its entirety and replaced with the following:

“Project” means any parcel of real property located in (i) the 48 states that comprise the continental United States of America, or (ii) the District of Columbia, or (iii) the United Kingdom, or (iv) France, or (v) Germany, or (vi) Switzerland, which in each case is owned, leased or operated (in each case in whole or in part) by Borrower, or any of its Subsidiaries or Investment Affiliates and which is improved with a building or buildings primarily used or intended to be used for office, office/laboratory, research, warehouse or manufacturing purposes or other ancillary purposes such as a parking garage serving or in the vicinity of any such building.

L. The defined term “Term Note” is hereby deleted in its entirety and replaced with the following:

“Term Note” means any of the promissory notes made by Borrower to a Lender holding a Commitment evidencing Domestic Currency Advances and/or Foreign Currency Advances, as the case may be, substantially in the form of Exhibit C-1 for Domestic Currency Advances and Exhibit C-2 for Foreign Currency Advances, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed or extended.

M. The defined term “Total Unencumbered Asset Value” is hereby deleted in its entirety and replaced with the following:

“Total Unencumbered Asset Value” means, as of any day, an amount equal to the sum of the following amounts for assets then owned or leased under a Mortgageable Ground Lease by a member of the Consolidated Group or an Investment Affiliate and valued as follows: (i) Adjusted NOI attributable to Unencumbered Projects that are wholly owned in fee simple (or wholly leased under a Mortgageable Ground Lease) by Borrower or a Wholly-Owned Subsidiary of Borrower divided by the Capitalization Rate (excluding, however, for purposes of this clause (i) and the following clauses (ii) and (iii) any such portion of such Adjusted NOI attributable to (a) Unencumbered Projects that were Unstabilized Projects at any time during the Fiscal Quarter with respect to which Adjusted NOI is determined, (b) Unencumbered Projects acquired after the first day of such Fiscal Quarter, or (c) Unencumbered Projects disposed of during or after such Fiscal Quarter); plus, without duplication (ii) the BioMed Pro Rata Share of Adjusted NOI attributable to Unencumbered Projects that are wholly owned in fee simple (or wholly leased under a Mortgageable Ground Lease, or a combination of owned in fee simple and leased under a Mortgageable Ground Lease) by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower, divided by the Capitalization Rate; plus (iii) the Consolidated Group Pro Rata Share of Adjusted NOI attributable to Unencumbered Projects that are wholly owned in fee simple (or wholly leased under a Mortgageable Ground Lease) by an Investment Affiliate, divided by the Capitalization Rate, provided that in the case of clauses (ii) and (iii), if the aggregate amount to be contributed to Total Unencumbered Asset Value on account of the Unencumbered Projects described therein would exceed ten percent (10%) of Total Unencumbered Asset Value, the excess of such aggregate contribution over such maximum percentage shall be excluded; plus (iv) with respect to Unencumbered Projects excluded from clauses (i), (ii) and (iii) because they are Unstabilized Projects, the greater of (a) the portion of such Adjusted NOI attributable to such Unstabilized Projects (or the BioMed Pro Rata Share or Consolidated Group Pro Rata Share, as the case may be, thereof with respect to any such Unstabilized Project owned by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower or owned by an Investment Affiliate), divided by the Capitalization Rate; and (b) the Consolidated Group’s GAAP cost basis (or the BioMed Pro Rata Share or Consolidated Group Pro Rata Share, as the case may be, thereof with respect to any such Unstabilized Project owned by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower or owned by Investment Affiliate) in such Unstabilized Project, provided that, in the case of clause (iv), if the amount to be contributed to Total Unencumbered Asset Value on account of the Unencumbered Projects described in such clause would exceed ten percent (10%) of Total Unencumbered Asset Value, the excess of such contribution over such maximum percentage shall be excluded; plus (v) the Consolidated Group’s GAAP cost basis (or the BioMed Pro Rata Share or Consolidated Group Pro Rata Share, as the case may be, thereof with respect to any such unencumbered land parcel owned by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower or by an Investment Affiliate) of all unencumbered land parcels, provided that, in the case of clause (v), if the amount to be contributed to Total Unencumbered Asset Value on account of the unencumbered land parcels described in such clause would exceed five percent (5%) of Total Unencumbered Asset Value, the excess of such contribution over such maximum percentage shall be excluded; plus (vi) the acquisition cost of all Unencumbered Projects acquired after the first day of the most recent Fiscal Quarter for which Adjusted NOI has been reported and on or prior to such date of determination (or the BioMed Pro Rata Share or Consolidated Group Pro Rata Share, as the case may be, of such acquisition cost with respect to any Unencumbered Project acquired by a member of the Consolidated Group other than Borrower or a Wholly-Owned Subsidiary of Borrower or by an Investment Affiliate), provided that with respect to each of the foregoing clauses of this sentence, if (X) the amount to be contributed to Total Unencumbered Asset Value on account of any single Unencumbered Project would exceed twenty percent (20%) of Total Unencumbered Asset Value, the excess of such contribution over such maximum percentage shall be excluded and (Y) the amount to be contributed to Total Unencumbered Asset Value on account of Foreign Projects would, in the aggregate, exceed fifteen percent (15%) of Total Unencumbered Asset Value, the excess of such contribution(s) over such maximum percentage shall be excluded. For purposes of determining Total Unencumbered Asset Value, Unencumbered Projects with negative Adjusted NOI, shall be excluded from clauses (i), (ii) or (iii) above.

N. The defined term “type” is hereby deleted in its entirety and replaced with the following:

“Type” when used in reference to any Loan or Advance, refers to the rate by reference to which interest on such Loan, or on the Advances comprising such Loans, is determined and the currency in which such Loan, or the Advances comprising such Loan, are denominated. For purposes hereof, “rate” shall include the LIBOR Rate and Base Rate, and “currency” shall include Dollars and Pounds Sterling.

O. The defined term “Unsecured Revolving Credit Agreement” is hereby deleted in its entirety and replaced with the following:

“Unsecured Revolving Credit Agreement” means that certain Unsecured Credit Agreement dated as of July 14, 2011 by and among the Borrower, KeyBank and certain other lenders identified therein, as amended by that certain First Amendment to Unsecured Credit Agreement dated as of March 30, 2012 and as amended by that certain Second Amendment to Unsecured Credit Agreement dated as of August 2, 2012, as it may be further amended or modified from time to time.

2. Additional Defined Terms. Article 1 of the Loan Agreement is hereby amended by the addition of the following new defined terms having the following meanings as provided herein:

A. “Adjusted GBP Base Rate” means the applicable Foreign Currency Lender Cost of Funds Rate in effect on such date plus the then-current “Base Rate Margin” as set forth in Schedule 1.2.

B. “Aggregate Domestic Currency Commitment” means, subject to Section 2.8, as of any date, the total of all Domestic Currency Commitments, which as of the Amendment Effective Date is $243,596,000.00. The respective Domestic Currency Commitments of the Lenders are set forth on Schedule 1.1-4.

C. “Aggregate Foreign Currency Commitment” means, subject to Section 2.8, as of any date, the total of all Foreign Currency Commitments, which as of the Amendment Effective Date is £100,000,000.00. The respective Foreign Currency Commitments of the Lenders are set forth on Schedule 1.1-4.

D. “Class” means when used in reference to any Loan or Advance, refers to whether such Loan, or the Advances comprising such Loan, are Domestic Currency Loans or Foreign Currency Loans, and, when used in reference to any Commitment, refers to whether such Commitment is a Domestic Currency Commitment or Foreign Currency Commitment.

E. “Currency Commitment Ratio” means (a) the total aggregate Domestic Currency Commitments, divided by (b) the total aggregate Foreign Currency Commitments, expressed as a percentage, as such calculation shall be determined by Administrative Agent.

F. “Currency Loan Ratio” means (a) the total aggregate Domestic Currency Loans outstanding, divided by (b) the total aggregate Foreign Currency Loans outstanding, expressed as a percentage, as such calculation shall be determined by Administrative Agent.

G. “Dollar Equivalent” means on any date of determination, (a) for the purposes of determining compliance with Article 5 or Article 6 or the existence of an Event of Default under Article 9 (other than as set forth in clause (b) below) with respect to any amount denominated in a currency other than Dollars, the equivalent in Dollars of such amount, determined in good faith by the Borrower in a manner consistent with the way such amount is or would be reflected on the Borrower’s audited consolidated financial statements for the fiscal year in which such determination is made and (b) solely with respect to determining the outstanding amount hereunder denominated in a Qualified Foreign Currency, the amount of Dollars that may be purchased with such amount of such currency at the Exchange Rate (determined as of the most recent Exchange Rate Date) with respect to such currency on such date.

H. “Domestic Currency Advance” means an Advance originally made and outstanding hereunder pursuant to clause (i) of the first sentence of Section 2.1(a), except in the case of any increase to the Aggregate Commitment pursuant to Section 2.8.

I. “Domestic Currency Commitment” means with respect to each Lender, the commitment, if any, of such Lender to make Domestic Currency Advances hereunder which have been fully advanced and disbursed on the Closing Date, except in the case of any increase to the Aggregate Commitment pursuant to Section 2.8. The amount of each Lender’s Domestic Currency Commitment as of the date hereof is set forth on Schedule 1.1-4. The aggregate amount of the Domestic Currency Commitments is $243,596,000.00 as of the Amendment Effective Date.

J. “Domestic Currency Lender” means a Lender with a Domestic Currency Commitment.

K. “Domestic Currency Loan” means a Loan denominated in Dollars.

L. “Domestic Currency Term Facility” is defined in the definition of Facility.

M. “Domestic Project” means any Project located in the 48 states that comprise the continental United States of America or in the District of Columbia.

N. “Exchange Rate” means, on any day, for purposes of determining the Dollar Equivalent of any currency other than Dollars, the rate at which such currency may be exchanged into Dollars at the time of determination on such day on the Reuters WRLD Page for such currency. In the event that such rate does not appear on any Reuters WRLD Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about such time as the Administrative Agent shall elect after determining that such rates shall be the basis for determining the Exchange Rate, on such date for the purchase of Dollars for delivery two (2) Banking Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

O. “Exchange Rate Date” means, if on such date any outstanding Loan is denominated in a currency other than Dollars, each of:

(i) if an Event of Default has occurred and is continuing, the date a Sharing Event occurs,

(ii) each date that a principal prepayment of the Loan is made,

(iii) the first Banking Day of each calendar month in which Borrower requests an increase to the Aggregate Commitment pursuant to Section 2.8,

(iv) any other Banking Day designated as an Exchange Rate Date by the Administrative Agent in its sole discretion, and

(v) any other Banking Day designated as an Exchange Rate Date by the Administrative Agent upon the direction by the Requisite Lenders.

P. “Facility” means each of (a) the Domestic Currency Commitments and the Domestic Currency Advances hereunder (the “Domestic Currency Term Facility”) and (b) the Foreign Currency Commitments and the Foreign Currency Advances made hereunder (the “Foreign Currency Term Facility” and, together with the Domestic Currency Term Facility, the “Term Facility” or “Facility”).

Q. “Foreign Currency Advance” means an Advance originally made and outstanding hereunder pursuant to clause (ii) of the first sentence of Section 2.1(a).

R. “Foreign Currency Commitment” means with respect to each Lender, the commitment, if any, of such Lender to make Foreign Currency Advances hereunder which have been fully advanced and disbursed on the Amendment Effective Date. The amount of each Lender’s Foreign Currency Commitment as of the date hereof is set forth on Schedule 1.1-4. The aggregate amount of the Foreign Currency Commitments is £100,000,000.00 as of the Amendment Effective Date.

S. “Foreign Currency Term Facility” is defined in the definition of Facility.

T. “Foreign Currency Lender” means a Lender with a Foreign Currency Commitment.

U. “Foreign Currency Lender Cost of Funds Rate” means, following the occurrence of a LIBOR Market Disruption Event, the rate notified to the Administrative Agent by each Foreign Currency Lender, as soon as practicable and in any event before interest is due to be paid in respect of a given LIBOR Period, to be that which expresses as a percentage rate per annum the cost to that Foreign Currency Lender of funding its Foreign Currency Advance from whatever source said Foreign Currency Lender may reasonably select and, if any such rate is below zero, such rate will be deemed to be zero.

V. “Foreign Currency Loan” means a Loan denominated in a Qualified Foreign Currency.

W. “Foreign Project” shall mean any Project located in (i) the United Kingdom, or (ii) France, or (iii) Germany, or (iv) Switzerland.

X. “Judgment Currency” is defined in Section 11.25.

Y. “Judgment Currency Conversion Date” is defined in Section 11.25.

Z. “lease” means (i) with respect to any Domestic Project, a “lease” as such term is used in the United States and (ii) with respect to any Foreign Project, a lease or other document or interest in land that is substantially similar to a “lease” as such term is used in the United States.

AA. “LIBOR Market Disruption Event” means a determination by Administrative Agent (or in the case of clause (ii) below, a determination by any applicable Lender as so notified to the Administrative Agent) that (i) deposits of Dollars or Pounds Sterling, as the case may be, in an amount approximately equal to the LIBOR Rate Loan for which the Borrower wishes to select the LIBOR Rate are not generally available in the London interbank eurodollar market at such time that Borrower wishes to make its selection, or (ii) the rate at which the deposits described in clause (i) hereof are being offered will not adequately and fairly reflect the costs to a Lender of maintaining a LIBOR Rate on a Loan or of funding the same in such market for such LIBOR Period, or (iii) reasonable means do not exist for determining a LIBOR Rate, or (iv) the LIBOR Rate would be in excess of the maximum interest rate which the Borrower may by applicable law pay.

BB. “Mandatory Costs” means the cost imputed to the Lenders of compliance with the requirements of the Bank of England or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions), expressed as a rate per annum and determined in accordance with Schedule 1.3.

CC. “Obligation Currency” is defined in Section 11.25.

DD. “Pounds Sterling” and “£” means Great Britain pounds sterling.

EE. “Qualified Foreign Currency” means Pounds Sterling.

FF. “Request for Loan” means, as the case may be: (i) a written request for a Loan substantially in the form of Exhibit D-1 for Domestic Currency Advances and (i) a written request for a Loan substantially in the form of Exhibit D-2 for Foreign Currency Advances, in each case signed by a Senior Officer of Borrower, and properly completed to provide all information required to be included therein.

GG. “Sharing Event” means (i) the occurrence of an Event of Default under Section 9.1(j), or (ii) the acceleration of the maturity date of the Loans by the Administrative Agent upon the occurrence of an Event of Default.

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

A. Exchange Rates. The following shall be added as new Section 1.6 to the Loan Agreement:

“1.6 Exchange Rates; Currency Equivalents.

(a) Not later than 1:00 p.m., Cleveland, Ohio time, on each Exchange Rate Date on which there are any Loans denominated in a Qualified Foreign Currency, the Administrative Agent shall (i) determine the Exchange Rate as of such Exchange Rate Date to be used for calculating the Dollar Equivalent amounts of each currency in which a Foreign Currency Advance is denominated and (ii) give notice thereof to the Borrower and the Lenders. The Exchange Rates so determined shall remain effective until the next succeeding Exchange Rate Date and shall be the Exchange Rates employed in converting any amounts between the applicable currencies pursuant to this Agreement.

(b) Not later than 3:00 p.m., Cleveland, Ohio time, on each Exchange Rate Date, the Administrative Agent shall (i) determine the Dollar Equivalent of the aggregate Foreign Currency Commitments on such date and (ii) notify the Borrower and the Lenders of the results of such determination.

(c) Notwithstanding anything contained herein to the contrary, for purposes of any determination under Article 4, Article 5 or Article 6, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be translated into the Dollar Equivalents of such amounts.

(d) For the avoidance of doubt, in the case of a Loan denominated in a Qualified Foreign Currency, except as expressly provided herein, all interest and fees shall accrue and be payable thereon based on the actual amount outstanding in such Qualified Foreign Currency (without any translation into the Dollar Equivalent thereof).”

B. Currency Conversion. The following shall be added as a new Section 1.7 to the Loan Agreement:

“1.7 Currency Conversion.

(a) If more than one currency or currency unit are at the same time recognized by the central bank of any country as the lawful currency of that country, then (i) any reference in the Loan Documents to, and any obligations arising under the Loan Documents in, the currency of that country shall be translated into or paid in the currency or currency unit of that country designated by the Administrative Agent in consultation with Borrower and (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognized by the central bank for conversion of that currency or currency unit into the other, rounded up or down by the Administrative Agent as it deems appropriate.

(b) If a change in any currency of a country occurs, this Agreement shall be amended (and each party hereto agrees to enter into any supplemental agreement necessary to effect any such amendment) to the extent that the Administrative Agent specifies to be necessary to reflect the change in currency and to put the Lenders in the same position, so far as possible, that they would have been in if no change in currency had occurred.

(c) Notwithstanding the foregoing provisions of this Agreement, if a change in any currency of a country for which Loans under this Agreement are denominated shall occur with the result that the type of currency in which the Loan was made no longer exists or the Borrower is not able to make payment to the Administrative Agent for account of the Lenders in such currency, then this Agreement shall be amended (and each party hereto agrees to enter into any supplemental agreement necessary to effect any such amendment) to the extent that the Administrative Agent specifies (after consultation with the Lenders) to be necessary to reflect the change in such currency and to put the Lenders in the same position, so far as possible, that they would have been in if no change in currency had occurred.

C. Loans. Article 2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“ARTICLE 2

LOANS

2.1 Loans Generally.

(a) Prior to the Amendment Effective Date, the Lenders heretofore made Domestic Currency Advances to the Borrower in Dollars in the amounts more particularly set forth on Schedule 1.1-1. On the Amendment Effective Date, and subject to the provisions of Section 3.5(d), certain Lenders shall convert some or all of their previously made Domestic Currency Advances into Foreign Currency Advances as follows: (i) on the Amendment Effective Date, Borrower shall, using Dollars, pay down certain of the Domestic Currency Advances to those Lenders in those amounts more particularly set forth on Schedule 1.1-2, and (ii) immediately after the completion of the events described in clause (i), on the Amendment Effective Date, those Lenders listed on Schedule 1.1-3 shall disburse to Borrower Foreign Currency Advances in the Pound Sterling amounts more particularly set forth on Schedule 1.1-3. Immediately following the events described in the immediately preceding sentence, (a) total Domestic Currency Advances made by the Lenders to the Borrower in Dollars shall be in the amounts more particularly set forth on Schedule 1.1-4 and (b) the total Foreign Currency Advances made by the Lenders to the Borrower in Pounds Sterling shall be in the amounts more particularly set forth on Schedule 1.1-4. As of the Amendment Effective Date and after completion of the events described in the second sentence of this Section 2.1(a), each Lender in the Facility agrees, severally and not jointly, (x) that it has made and shall hereafter for all purposes be deemed to hold Domestic Currency Advances in Dollars to the Borrower in an aggregate principal amount equal to such Lender’s Domestic Currency Commitment (i.e. the amount set forth for such Lender in the Domestic Commitment column of Schedule 1.1-4), and (y) that it has made and shall hereafter for all purposes be deemed to hold Foreign Currency Advances in Pounds Sterling in an aggregate principal amount equal to such Lender’s Foreign Currency Commitment (i.e. the amount set forth for such Lender in the Foreign Commitment column of Schedule 1.1-4); provided that in no event shall such Advances hereunder be in excess of the Aggregate Commitment as of the Amendment Effective Date. Other than as expressly set forth in this Section 2.1(a), the Borrower may not reborrow any Advances once repaid.

(b) Subject to the terms and conditions set forth in this Agreement, on the date on which any new Commitment from a Subsequent Lender or increase in an existing Commitment from an Increasing Lender becomes effective pursuant to the terms of Section 2.8 hereinbelow (a “Term Loan Borrowing Date”), the Subsequent Lender providing such new Commitment or the Increasing Lender providing such increase to its existing Domestic Currency Commitment or Foreign Currency Commitment, as the case may be, shall make an Advance to Borrower in the full amount of such new Commitment or increased Commitment, as applicable, so long as, after giving effect to the funding of all Advances and other Advances requested to be disbursed on such Term Loan Borrowing Date, the Outstanding Loan Amount will not exceed the Aggregate Commitment (as the same may be increased per the terms of Section 2.8) and provided that in all events no Default or Event of Default shall have occurred and be continuing and all conditions to Advances hereunder shall have been satisfied. Other than as expressly set forth in Section 2.1(a), Borrower may not reborrow all or any portion of any Advances once repaid.

(c) Each Advance shall be made as part of a Loan consisting of Advances of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Advance required to be made by it shall not relieve any other Lender of its obligations hereunder.

(d) The obligation of each Lender to make Advances in accordance with its Commitment is several, and not joint and several; and no Lender shall be obligated to advance more than its Commitment, notwithstanding the default of any other Lender.

(e) Each Loan shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan (which must be a Banking Day), (ii) Type of Loan, (iii) Class of Loan, (iv) amount of such Loan, and (iv) in the case of a LIBOR Rate Loan, the LIBOR Period for such Loan.

(f) Each Loan denominated in Dollars shall be comprised entirely of Base Rate Loans or LIBOR Rate Loans as the Borrower may request in accordance herewith. Each Loan denominated in a Qualified Foreign Currency shall be comprised entirely of LIBOR Rate Loans. Each Lender at its option may make any LIBOR Rate Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(g) Promptly following receipt of a Request for Loan, the Administrative Agent shall (by the end of business on the same day that the request was received) notify each Lender of the date and type of the Loan, the LIBOR Period, if applicable, and that Lender’s applicable percentage of the particular Loan, if any. Not later than 1:00 p.m., Cleveland, Ohio time, on the date specified for any Loan (which must be a Banking Day), each Lender shall make its applicable percentage of said Loan in immediately available funds available to the Administrative Agent at the Administrative Agent’s Office. Upon satisfaction or waiver of the applicable conditions set forth in Article 8, all Advances shall be credited on that date in immediately available funds to the account designated by Borrower.

(h) Unless the Requisite Lenders otherwise consent, (i) each Domestic Currency Loan shall be not less than $1,000,000.00 and all Domestic Currency Loans shall be in an integral multiple of $250,000.00 and (ii) each Foreign Currency Loan shall be not less than £500,000.00 and all Foreign Currency Loans shall be in an integral multiple of £100,000.00.

(i) The Advances made by each Lender under its Commitment shall be evidenced by that Lender’s Term Note.

(j) A Request for Loan shall be irrevocable upon the Administrative Agent’s first notification thereof.

(k) The Facility created by this Agreement, and that Commitment of each Lender to lend hereunder, shall terminate on the Maturity Date, unless sooner terminated in accordance with the terms of this Agreement.

(l) Subject to the terms of Section 2.8 hereinbelow, in no event shall the Aggregate Domestic Currency Commitments exceed Two Hundred Forty-Three Million Five Hundred Ninety-Six Thousand and No/100ths Dollars ($243,596,000.00).

(m) Subject to the terms of Section 2.8 hereinbelow, in no event shall the Aggregate Foreign Currency Commitments exceed One Hundred Million Pounds Sterling (£100,000,000.00).

2.2. Base Rate Loans. Each request by Borrower for a Base Rate Loan shall be made pursuant to a Request for Loan received by the Administrative Agent, at the Administrative Agent’s Office, not later than 1:00 p.m., Cleveland, Ohio time, on the Banking Day immediately prior to the date of the requested Base Rate Loan. All Domestic Currency Loans shall constitute Base Rate Loans unless properly designated as a LIBOR Rate Loan pursuant to Section 2.3.

2.3. LIBOR Rate Loans.

(a) Each request by Borrower for a LIBOR Rate Loan shall be made pursuant to a Request for Loan received by the Administrative Agent, at the Administrative Agent’s Office, not later than 1:00 p.m., Cleveland, Ohio time, at least three (3) Banking Days before the first day of the applicable LIBOR Period.

(b) On the date which is two (2) Banking Days before the first day of the applicable LIBOR Period, the Administrative Agent shall confirm its determination of the applicable LIBOR Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Lenders.

(c) Unless all of the Lenders otherwise consent, there shall be no more than eight (8) different LIBOR Periods in effect at any one time.

(d) No LIBOR Rate Loan may be requested or continued during the continuation of a Default or Event of Default.

(e) Nothing contained herein shall require any Lender to fund any LIBOR Rate Advance in the London interbank market.

(f) As of the end of each LIBOR Period selected for a ratable LIBOR Rate Loan made in Dollars, the interest rate on the LIBOR Rate Loan will become the Base Rate, unless Borrower has once again selected a LIBOR Period in accordance with the timing and procedures set forth in this Section 2.3.

(g) As of the end of each LIBOR Period selected for a ratable LIBOR Rate Loan made in Pounds Sterling, the interest rate on the LIBOR Rate Loan will automatically become the LIBOR Base Rate for a one-month LIBOR Period commencing on such date plus the then-current “LIBOR Rate Margin” set forth in Schedule 1.2, unless Borrower has once again selected a LIBOR Period in accordance with the timing and procedures set forth in this Section 2.3.

(h) The right of Borrower to select the LIBOR Rate for a Loan pursuant to this Agreement is subject to the availability to Lenders of a similar option. If Administrative Agent determines that a LIBOR Market Disruption Event has occurred and then exists that affects Domestic Currency Loans, Administrative Agent shall so notify Borrower and Lenders, and the portion(s) of any and all Domestic Currency Loans that are to be thereafter made by those Lenders affected by such LIBOR Market Disruption Event shall bear interest at the Base Rate while such LIBOR Market Disruption Event exists. If Administrative Agent determines that a LIBOR Market Disruption Event has occurred and then exists that affects Foreign Currency Loans, Administrative Agent shall so notify Borrower and Lenders and the portion(s) of any and all Foreign Currency Loans that are to be thereafter made by those Lenders affected by such LIBOR Market Disruption Event shall bear interest at the Adjusted GBP Base Rate while such LIBOR Market Disruption Event exists.

2.4. Requests for Loans; Responsibility for Loans. Ratable Loans shall be made available to Borrower by Administrative Agent in accordance with Section 2.1, Section 2.2 and Section 2.3 hereof. The obligation of each Lender to fund its Domestic Currency Commitment of each ratable Loan shall be several and not joint. The obligation of each Lender to fund its Foreign Currency Commitment of each ratable Loan shall be several and not joint.

2.5. Evidence of Credit Extensions. The Loans of each Lender outstanding at any time shall be evidenced by the Notes. Each Note executed by the Borrower shall be in a maximum principal amount equal to, with respect to each Lender, its Domestic Currency Commitment and/or Foreign Currency Commitment, as the case may be.

2.6. [Intentionally Omitted.]

2.7. [Intentionally Omitted.]

2.8 Increase in Aggregate Commitment. At any time after the Closing Date of this Agreement, the Administrative Agent may in its discretion (which discretion shall not be arbitrarily or unreasonably exercised contrary to the request of Borrower so long as the conditions set forth below are satisfied), without the consent of the Lenders (except as specified in this Section 2.8), from time to time at the request of Borrower, increase the Aggregate Commitment by (i) admitting additional Lenders hereunder (each a “Subsequent Lender”), or (ii) increasing the Commitment of any Lender (each an “Increasing Lender”), subject to the following conditions:

(i) any increase in the Aggregate Commitment must be in the form of Domestic Currency Commitments to be made in Dollars;

(ii) each Subsequent Lender is an Eligible Assignee;

(iii) Borrower executes (A) a new Term Note payable to the order of a Subsequent Lender in the amount of its Commitment, in the form attached hereto as Exhibit C-1, or (B) a replacement Term Note payable to the order of an Increasing Lender in the amount of its new, increased Commitment, in the form attached hereto as Exhibit C-1;

(iv) each Subsequent Lender executes and delivers to the Administrative Agent a signature page to this Agreement, and each Increasing Lender executes and delivers to the Administrative Agent a new signature page to this Agreement reflecting its increased Commitment;

(v) after giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the Aggregate Commitment shall in no event exceed a Dollar Equivalent of $500,000,000.00;

(vi) no Event of Default exists and Borrower shall remake all of the representations and warranties hereunder as of the date of such increase; and

(vii) no Lender shall be an Increasing Lender without the written consent of such Lender, which consent such Lender may withhold in its sole and absolute discretion and in no event shall a Lender’s consent be deemed to have been given by any failure of such Lender to respond to a request for such an increase in its Commitment.

After the admission of any Subsequent Lender or increase in the Commitment of any Increasing Lender, the Administrative Agent shall promptly provide to each Lender and to Borrower copies of the signature pages of such Subsequent Lender or Increasing Lender, and a statement of the current Aggregate Commitment as well as the respective Domestic Currency Commitments and Foreign Currency Commitments and corresponding Percentages of the Lenders with respect to the Aggregate Commitment, as so increased (which may be in the form of a revised Schedule 1.1-4).

2.9. Administrative Agent’s Right to Assume Funds Available for Loans. Unless the Administrative Agent shall have been notified by any Lender no later than 1:00 p.m., Cleveland, Ohio time on the Banking Day of the proposed funding by the Administrative Agent of any Loan that such Lender does not intend to make available to the Administrative Agent such Lender’s portion of the total amount of such Loan, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If the Administrative Agent has made funds available to Borrower based on such assumption and such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender plus an administrative fee of $200. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount (but not the administrative fee) to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Lender or Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) from such Lender, the daily Federal Funds Effective Rate or (ii) from Borrower, at the applicable rate for such Loan. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.”

D. Payments and Fees. The following Sections of Article 3 of the Loan Agreement are hereby revised as follows:

1. Principal and Interest. Section 3.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“3.1. Principal and Interest.

(a) (i) The outstanding principal balance under the Notes denominated in Dollars shall bear interest from time to time at a rate per annum equal to:

(X) the Base Rate; or

(Y) at the election of Borrower in accordance with Section 2.3 with respect to all or portions of the Obligations, the LIBOR Rate.

(ii) Subject to the terms of Section 2.3(h), the outstanding principal balance under the Notes denominated in a Qualified Foreign Currency shall bear interest from time to time at a rate per annum equal to the LIBOR Rate.

Interest shall be payable on the outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable in the currency and at the rates set forth or provided for herein before and after Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate in each case to the fullest extent permitted by applicable Laws. Interest accrued on each Loan shall be payable on each Monthly Payment Date, commencing with the first such date to occur after the date hereof. Interest on Base Rate Loans shall be computed on a 365 or 366 day year, as applicable, and actual days elapsed. Interest on LIBOR Rate Loans shall be computed on a 360 day year, and actual days elapsed.

(b) Interest accrued on each Base Rate Loan shall be due and payable on each Monthly Payment Date or at maturity, whether by acceleration or otherwise. Except as otherwise provided in Section 3.6, the unpaid principal amount of any Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Base Rate. Each change in the interest rate under this Section 3.1(b) due to a change in the Base Rate shall take effect simultaneously with the corresponding change in the Base Rate. Interest shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to 2:00 p.m. Cleveland, Ohio time.

(c) Interest accrued on each LIBOR Rate Loan shall be due and payable on each Monthly Payment Date or at maturity, whether by acceleration or otherwise. Except as otherwise provided in Section 3.6, the unpaid principal amount of any LIBOR Rate Loan shall bear interest at a rate per annum equal to the LIBOR Rate for the applicable LIBOR Period. Interest on Domestic Currency Loans shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to 2:00 p.m. Cleveland, Ohio time. Interest on Foreign Currency Loans shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to 2:00 p.m. London time.

(d) In the event that any additional interest becomes due and payable for any period with respect to a Loan as a result of the Applicable Margin being changed due to any change in the Guarantor’s Credit Rating, and the interest for such period has previously been paid by Borrower, Borrower shall pay to the Administrative Agent for the account of the Lenders the amount of such increase within ten (10) days of demand.

(e) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable on the Maturity Date in the currency of the applicable Loans evidenced by such Notes. Nothing herein shall require Borrower to make any mandatory principal payment on account of the receipt of the proceeds of any Debt Offering or Equity Offering.

(f) The Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any voluntary prepayment under this Section, (i) any partial prepayment shall be not less than $1,000,000.00 in the case of Notes denominated in Dollars, or £500,000.00 in the case of Notes denominated in Pounds Sterling, (ii) any such prepayment shall be applied among the outstanding Classes of Loans (both Domestic Currency Loans and Foreign Currency Loans) on a pro-rata, pari-passu basis, (iii) following any prepayment, the (x) the Currency Commitment Ratio shall not be changed from the Currency Commitment Ratio that was in effect immediately prior to such prepayment, and (y) the Currency Loan Ratio shall not be changed from the Currency Loan Ratio that was in effect immediately prior to such prepayment, (iv) the Administrative Agent shall have received written notice of any prepayment by noon, Cleveland, Ohio time on the date of prepayment (which must be a Banking Day) in the case of a Base Rate Loan, and, in the case of a LIBOR Rate Loan, three (3) Banking Days before the date of prepayment, which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid, (v) any payment or prepayment of all or any part of any LIBOR Rate Loan on a day other than the last day of the applicable LIBOR Period shall be subject to Section 3.5(d), (vi) any such prepayment shall be in the currency of the applicable Loan being repaid, (vii) upon any partial prepayment of a LIBOR Rate Loan denominated in Dollars that reduces it below $1,000,000.00, the remaining portion thereof shall automatically convert to a Base Rate Loan with interest at the Base Rate and (viii) upon any partial prepayment of a LIBOR Rate Loan denominated in Pounds Sterling that reduces it below £500,000.00, the remaining portion thereof shall automatically convert to a LIBOR Rate Loan with a LIBOR Period of 1 month.”

2. Increased Commitment Costs. Section 3.4 of the Loan Agreement is hereby amended by adding the following at the end of such section:

“Notwithstanding the foregoing, no Lender shall be compensated for any such circumstances if such Lender is otherwise fully compensated for such circumstances by the payment of Mandatory Costs or through a change in the Reserve Percentage.”

3. LIBOR Costs and Related Matters. Sections 3.5(b) and 3.5(c) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“3.5. LIBOR Costs and Related Matters. …

…(b) If, after the date hereof, the existence or occurrence of any Special LIBOR Circumstance shall, in the good faith opinion of any Lender, make it unlawful or impossible for such Lender or its LIBOR Lending Office to make, maintain or fund its portion of any LIBOR Rate Loan denominated in Dollars, or materially restrict the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, or to determine or charge interest rates based upon the LIBOR Rate, and such Lender shall so notify the Administrative Agent, then such Lender’s obligation to make LIBOR Rate Advances denominated in Dollars shall be suspended for the duration of such illegality or impossibility and the Administrative Agent forthwith shall give notice thereof to the other Lenders and Borrower. Upon receipt of such notice, the outstanding principal amount of such Lender’s LIBOR Rate Advances denominated in Dollars, together with accrued interest thereon, automatically shall be converted to Base Rate Advances (with interest payable at the Base Rate) on either (1) the last day of the LIBOR Period(s) applicable to such LIBOR Rate Advances denominated in Dollars if such Lender may lawfully continue to maintain and fund such LIBOR Rate Advances denominated in Dollars to such day(s) or (2) immediately if such Lender may not lawfully continue to fund and maintain such LIBOR Rate Advances denominated in Dollars to such day(s), provided that in such event the conversion shall not be subject to payment of a prepayment fee under Section 3.5(d). Each Lender agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge, occurring after the Closing Date, which will cause that Lender to notify the Administrative Agent under this Section, and agrees to designate a different LIBOR Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. In the event that any Lender is unable, for the reasons set forth above (or those set forth in clause (d) below), to make, maintain or fund its portion of any LIBOR Rate Loan denominated in Dollars, such Lender shall fund such amount as a Base Rate Advance denominated in Dollars for the same period of time, and such amount shall be treated in all respects as a Base Rate Advance. Any Lender whose obligation to make LIBOR Rate Advances denominated in Dollars has been suspended under this Section shall promptly notify the Administrative Agent and Borrower of the cessation of the Special LIBOR Circumstance which gave rise to such suspension.

(c) If, with respect to any proposed LIBOR Rate Loan:

(i) the Administrative Agent reasonably determines that, by reason of circumstances affecting the London interbank market generally that are beyond the reasonable control of the Lenders, deposits in Dollars (in the applicable amounts) are not being offered to any Lender in the London interbank market for the applicable LIBOR Period; or

(ii) the Requisite Lenders advise the Administrative Agent that the LIBOR Rate as determined by the Administrative Agent (i) does not represent the effective pricing to such Lenders for deposits in Dollars in the London interbank market in the relevant amount for the applicable LIBOR Period, or (ii) will not adequately and fairly reflect the cost to such Lenders of making the applicable LIBOR Rate Advances;

then the Administrative Agent forthwith shall give notice thereof to Borrower and the Lenders, whereupon until the Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Lenders to make any future LIBOR Rate Advances in Dollars shall be suspended.”

4. Computation of Interest and Fees. Section 3.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“3.7. Computation of Interest and Fees. Computation of interest and fees under this Agreement shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, except that interest at the Base Rate shall be calculated on the basis of a 365 or 366 day year, as applicable. Interest shall accrue on each Loan for the day on which the Loan is made; interest shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid. Any Loan that is repaid on the same day on which it is made shall bear interest for one day. Notwithstanding anything in this Agreement to the contrary, interest in excess of the maximum amount permitted by applicable Laws shall not accrue or be payable hereunder or under the Notes, and any amount paid as interest hereunder or under the Notes which would otherwise be in excess of such maximum permitted amount shall instead be treated as a payment of principal.”

5. Manner and Treatment of Payments. Section 3.9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“3.9. Manner and Treatment of Payments.

(a) Each payment hereunder (except payments pursuant to Sections 3.4, 3.5, 11.3, 11.11 and 11.22) or on the Notes or under any other Loan Document shall be made to the Administrative Agent at (i) the Administrative Agent’s Office for payments in Dollars and (ii) Royal Bank of Scotland, International Division, P.O. Box 450, 5-10 Great Tower Street, London, EC3P-3HX, England, Sort Code: 16-00-34; Swift: RBOSGB2L; IBAN: GB26RBOS16003412291629; Beneficiary: “KeyBank NA, Cleveland”; Ref: BioMed Loan, for payments in Pounds Sterling, in each case for the account of each of the Lenders or the Administrative Agent, as the case may be, in immediately available funds not later than 4:00 p.m., Cleveland, Ohio time, on the day of payment (which must be a Banking Day) and shall be applied ratably by Administrative Agent among Lenders in the Domestic Currency Term Facility or Foreign Currency Term Facility, as the case may be. All payments received after such time on any Banking Day shall be deemed received on the next succeeding Banking Day.

(b) As provided elsewhere herein, all Lenders’ interests in the Loans and the Loan Documents shall be ratable undivided interests and none of such Lenders’ interests shall have priority over the others. The amount of all payments received by the Administrative Agent for the account of each Lender shall be immediately paid by the Administrative Agent to the applicable Lender in immediately available funds and, if such payment was received by the Administrative Agent by 4:00 p.m., Cleveland, Ohio time, on a Banking Day and not so made available to the account of a Lender on that Banking Day, the Administrative Agent shall reimburse that Lender for the cost to such Lender of funding the amount of such payment at the Federal Funds Effective Rate. Notwithstanding anything contained herein to the contrary, in the event that Borrower does not pay, in full, all of the amounts then due and otherwise payable on any Monthly Payment Date, then Administrative Agent shall disburse to the Lenders (both Domestic Currency Lenders and Foreign Currency Lenders) such amounts actually received by Administrative Agent on a pro-rata, pari passu basis such that, following such payments and disbursements to the Lenders pursuant to this Section 3.9, the Currency Commitment Ratio and the Currency Loan Ratio shall not be changed as result of such payments and disbursements. Subject to the terms of Section 3.12 of this Agreement, each and every payment due on Foreign Currency Loans shall be made in Pounds Sterling. Each and every payment due on Domestic Currency Loans shall be made in Dollars. Other than principal of and interest on Qualified Foreign Currency Loans denominated in Pounds Sterling (which, subject to terms of Section 3.12 shall be made in Pounds Sterling), each and every payment, fee and sum due under this Agreement shall be made in Dollars.

(c) Each payment or prepayment made when no Event of Default has occurred and is then continuing shall be ratably applied between Domestic Currency Loans and Foreign Currency Loans so that the Currency Commitment Ratio and the Currency Loan Ratio shall not be changed as result of such payments or prepayment. Any payment or prepayment made when an Event of Default has occurred and is then continuing shall be applied to all Advances then outstanding on a pro rata basis in accordance with each Lender’s Funded Percentage of the aggregate amount of Advances then outstanding. Each payment or prepayment on account of any such Base Rate Loan or LIBOR Rate Loan shall be applied pro rata according to the outstanding Advances made by each Lender comprising such Loan so that the Currency Commitment Ratio and the Currency Loan Ratio shall not be changed as result of such payments or prepayment.

(d) Each Lender shall keep a record (in writing or by an electronic data entry system) of Advances made by it and payments received by it with respect to each of its Notes and, subject to Section 10.6(g), such record shall, as against Borrower, be presumptive evidence of the amounts owing, absent manifest error. Notwithstanding the foregoing sentence, the failure by any Lender to keep such a record shall not affect Borrower’s obligation to pay the Obligations.

(e) Each payment of any amount payable by Borrower or any other Party under this Agreement or any other Loan Document shall be made without setoff or counterclaim and free and clear of, and without reduction by reason of, any taxes, assessments or other charges imposed by any Governmental Agency, central bank or comparable authority, excluding (i) taxes imposed on or measured in whole or in part by any Lender’s overall net income (including taxes on gross income imposed in lieu of net income tax, minimum taxes or branch profits taxes) by (A) any jurisdiction (or political subdivision thereof) in which such Lender is organized or maintains its principal office or LIBOR Lending Office or (B) any jurisdiction (or political subdivision thereof) in which such Lender is “doing business” and (ii) any withholding taxes or other taxes based on gross income imposed by the United States of America for any period with respect to which any Lender has failed, for whatever reason, timely to provide Borrower with the appropriate form or forms required by Section 11.21, to the extent such forms are then required by applicable Laws to establish a complete exemption (all such non excluded taxes, assessments or other charges being hereinafter referred to as “Taxes”). To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of Taxes from any amount payable to any Lender under this Agreement, Borrower shall (i) make such deduction or withholding and pay the same to the relevant Governmental Agency and (ii) pay such additional amount to that Lender as is necessary to result in that Lender’s receiving a net after Tax amount equal to the amount to which that Lender would have been entitled under this Agreement absent such deduction or withholding.”

6. Special Provisions Regarding Foreign Currency Loans. Section 3.12 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“3.12. Special Provisions Regarding Foreign Currency Loans.

(a) Upon the occurrence of a Sharing Event, automatically (and without the taking of any action) (i) all then outstanding LIBOR Rate Loans denominated in a currency other than Dollars shall be automatically converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of the aggregate principal amount of the applicable LIBOR Rate Loans on the date such Sharing Event first occurred), which Loans denominated in Dollars (1) shall thereafter continue to be deemed to be Base Rate Loans and (2) shall be immediately due and payable on the date such Sharing Event has occurred and (ii) all accrued and unpaid interest and other amounts owing with respect to such Loans shall be immediately due and payable in Dollars, using the Dollar Equivalent of such accrued and unpaid interest and other amounts.

(b) Upon the occurrence of a Sharing Event, and after giving effect to any automatic conversion pursuant to Section 3.12(a), each Lender shall (and hereby unconditionally and irrevocably agrees to) purchase and sell (in each case in Dollars) undivided participating interests in all such Loans outstanding so that each Lender shall have a share of such outstanding Loans equal to its pro rata share of the aggregate Domestic Currency Commitments, and aggregate Foreign Currency Commitments. Upon any such occurrence, the Administrative Agent shall notify each Lender and shall specify the amount of Dollars required from such Lender in order to effect the purchases and sales by the various Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period for the last interest payment date through the date of the Sharing Event plus any additional amounts payable by the Borrower pursuant to this Section in respect of such accrued but unpaid interest); provided, in the event that a Sharing Event shall have occurred, each Lender shall be deemed to have purchased, automatically and without request, such participating interests. Promptly upon receipt of such request, each Lender shall deliver to the Administrative

Agent (in immediately available funds in Dollars) the net amounts as specified by the Administrative Agent. The Administrative Agent shall promptly deliver the amounts so received to the various Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each Lender which has sold participations in any of its Loans (through the Administrative Agent) will deliver to each Lender (through the Administrative Agent) which has so purchased a participating interest a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.

(c) Upon the occurrence of a Sharing Event all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, any outstanding LIBOR Rate Loans initially denominated in a Qualified Foreign Currency (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such purchase) shall be payable in Dollars as if such LIBOR Rate Loan had originally been made in Dollars.

(d) If any amount required to be paid by any Lender pursuant to Section 3.12(b) is not paid to the Administrative Agent within one (1) Banking Day following the date upon which such Lender receives notice from the Administrative Agent of the amount of its participations required to be purchased pursuant to Section 3.12(b), such Lender shall also pay to the Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Lender for the purchase of its participations multiplied by (ii) the daily average Federal Funds Effective Rate during the period from and including the date of request for payment to the date on which such payment is immediately available to the Administrative Agent multiplied by (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. If any such amount required to be paid by any Lender pursuant to Section 3.12(b) is not in fact made available to the Administrative Agent within three (3) Banking Days following the date upon which such Lender receives notice from the Administrative Agent as to the amount of participations required to be purchased by it, the Administrative Agent shall be entitled to recover from such Lender on demand, such amount with interest thereon calculated from such request date at the rate per annum applicable to Base Rate Loans. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts payable by any Lender pursuant to this Section shall be conclusive and binding.

(e) Each Lender’s obligation to purchase participating interests pursuant to this Section shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of an Event of Default, (iii) any adverse change in the condition (financial or otherwise) of any Party or any other Person, (iv) any breach of this Agreement by any Party, any Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(f) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, each Lender which has purchased such participations shall be entitled to receive from the Borrower any increased costs and indemnities directly from the Borrower to the same extent as if it were the direct Lender as opposed to a participant therein. The Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section, increased Taxes may be owing by the Borrower pursuant to Section 3.9, which Taxes shall be paid (to the extent provided in Section 3.9) by the Borrower, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section.”

7. Administrative Agent’s Right to Assume Payments Will be Made by Borrower. Section 3.13 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“3.13. Administrative Agent’s Right to Assume Payments Will be Made by Borrower. Unless the Administrative Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion, assume that Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender’s share of such assumed payment. If Borrower has not in fact remitted such payment to the Administrative Agent, each Lender shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent at a rate per annum equal to in the case of payment by a Lender, the Federal Funds Effective Rate (as determined by Administrative Agent) in the case of the Domestic Currency Term Facility or the Administrative Agent’s overdraft for Qualified Foreign Currencies for such day in the case of the Foreign Currency Term Facility.”

8. Calculations Detail. Section 3.14 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“3.14. Calculations Detail. The Administrative Agent, and any Lender, shall provide reasonable detail to Borrower regarding the manner in which the amount of any payment to the Administrative Agent and the Lenders, or that Lender, under Article 3 has been determined, within a reasonable period of time after request by Borrower.”

9. Survivability. The following is hereby added to the end of Article 3 of the Loan Agreement:

“3.15. Survivability. The provisions of Sections 3.4 and 3.5 shall survive following the date on which the Commitments are terminated and all Loans hereunder are fully paid, and Borrower shall remain obligated thereunder for all claims under such Sections made by any Lender to Borrower.”

E. Miscellaneous. The following Sections of Article 11 of the Loan Agreement are hereby revised as follows:

1. Interpretation of Terms. Section 11.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“11.2. Interpretation of Terms. The parties to this Agreement agree that the following terms used herein shall have the correlative meanings ascribed to such terms or concepts in the United Kingdom:

(i) “leasehold mortgage”;

(ii) “fee simple”;

(iii) “fee owner”;

(iv) “first mortgage financing”;

(v) “Phase I report”; and

(vi) “Phase II report”.

2. Binding Effect; Assignment; Replacement. Section 11.8(d) of the Loan Agreement is hereby amended by replacing the term “Schedule 1.1” with the term “Schedule 1.1-4.”

3. Consent to Jurisdiction. Section 11.23 and the first Section 11.24 (of which there were originally two due to typographical error) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“11.23. Consent to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the Supreme Court of the State of New York sitting in New York County or the United States District Court of the Southern District of New York, or any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.”

4. Judgment Currency. Section 11.25 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“11.25. Judgment Currency.

(a) The Borrower’s obligations hereunder and under the other Loan Documents to make payments in a specified currency (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the Business Day immediately preceding the date on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrower covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c) For purposes of determining any rate of exchange or currency equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.”

5. Purported Oral Amendments. Section 11.26 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“11.26. PURPORTED ORAL AMENDMENTS. BORROWER EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 12.1. BORROWER AGREES THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR ANY LENDER THAT DOES NOT COMPLY WITH SECTION 12.1 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.”

6. Replacement of Notes. Section 11.27 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“11.27. Replacement of Notes. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.”

7. Defaulting Lenders. Section 11.28 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“11.28. Defaulting Lenders. In the event that any Lender becomes a Defaulting Lender, then, in addition to any rights and remedies that may be available to Borrower or the other Lenders and the Administrative Agent (such other Lenders and the Administrative Agent being called “Non Defaulting Lenders”) at law or in equity:

(a) The Defaulting Lender’s rights to vote upon, approve, disapprove, consent to or direct any action of the Administrative Agent (other than amendments, waivers, supplements or modifications to the Loan Documents directly affecting the Defaulting Lender’s Commitment or forgive any portion of the Outstanding Loan Amount held by such Defaulting Lender or, for any amendment, waiver, supplement or modification requiring the consent of all Lenders, amendments, waivers, supplements or modifications to the Loan Documents that affects such Defaulting Lender differently from other Lenders), shall be suspended and such rights shall not be reinstated unless and until such Lender ceases to be a Defaulting Lender (and all decisions, except the decision to remove the Administrative Agent, which are to be based on a vote of the Requisite Lenders or all Lenders shall be resolved based upon a decision or determination made by the required percentage of the Non-Defaulting Lenders); provided, however, that if the Administrative Agent is a Defaulting Lender, the Administrative Agent shall continue to have all rights provided for in this Loan Agreement, as the Administrative Agent only, with respect to the administration of the Loan unless it is removed and replaced as the Administrative Agent as provided in Section 10.8.

(b) Any or all of the Non-Defaulting Lenders shall be entitled (but shall not be obligated) to: (i) fund the aggregate amount that the Defaulting Lender has failed to fund or pay to the Administrative Agent (such amount being called the “Defaulted Amount”); and (ii) collect interest at the Default Rate on the Defaulted Amount (after crediting all interest actually paid by Borrower on the Defaulted Amount from time to time), either directly from the Defaulting Lender or from amounts otherwise payable to the Defaulting Lender, for the period from the date on which the Defaulted Amount was funded by the Non-Defaulting Lenders until the date on which payment is made. If the Administrative Agent has funded the Defaulted Amount, the Administrative Agent shall be entitled to collect interest at the Default Rate from the Defaulting Lender on the Defaulted Amount as set forth above, as if the Administrative Agent were a Non-Defaulting Lender that had elected to fund the Defaulted Amount.

(c) In the event the Defaulted Amount is funded by any Non-Defaulting Lenders or the Administrative Agent pursuant to Section 11.28(b) above, the Defaulting Lender’s interest in the Loans, the Loan Documents and proceeds thereof shall be subordinated to any Defaulted Amount funded by any Non-Defaulting Lenders or the Administrative Agent pursuant to Section 11.28(b) above, plus all interest which may be due in accordance with Section 11.28(b) above (to be applied pari passu among the Non-Defaulting Lenders (including the Administrative Agent, unless the Administrative Agent is the Defaulting Lender) funding the Defaulted Amount), without necessity for executing any further documents; provided that such Defaulting Lender’s interest in the Loan, the Loan Documents and the proceeds thereof shall no longer be so subordinated if the Defaulted Amount funded by the Non-Defaulting Lenders or the Administrative Agent (and all interest which has accrued pursuant to Section 11.28(b) above) shall be repaid in full.

(d) If, following the payment in full of all amounts due pursuant to Section 11.28(c) above to the Non-Defaulting Lenders (including the Administrative Agent, unless the Administrative Agent is the Defaulting Lender) which have funded all or any portion of any Defaulted Amount, there remains any unfunded Defaulted Amount which has not been funded by the Non-Defaulting Lenders, the Administrative Agent or the Defaulting Lender (“Unfunded Defaulted Amount”), then a portion of the Defaulting Lender’s interest in the Loan, the Loan Documents and the proceeds thereof equal to the amount of the Unfunded Defaulted Amount (together with interest thereon at the rate applicable to the Defaulted Amount from time to time pursuant to the Loan Documents) shall be subordinated to the interests of the Non-Defaulting Lenders (including the Administrative Agent, unless the Administrative Agent is the Defaulting Lender) unless and until such Unfunded Defaulted Amount is funded either by one or more Non-Defaulting Lenders, the Administrative Agent or the Defaulting Lender.

(e) Subject to the provisions of Section 11.8 and the definition of Eligible Assignee, each Non-Defaulting Lender will have the right, but not the obligation, in its sole discretion, to acquire at par all or a proportionate share (based on the ratio of its Commitments to the aggregate amount of the Commitments of all of the Non-Defaulting Lenders that elect to acquire a share of the Defaulting Lender’s Commitment) of the Defaulting Lender’s Commitment, including without limitation its proportionate share in the outstanding principal balance of the Loan, and all rights and interests of the Defaulting Lender under this Agreement and the other Loan Documents.

(f) Nothing herein contained shall be deemed or construed to waive, diminish, limit, prevent or estop the Administrative Agent, Borrower or any Lender from exercising or enforcing any rights or remedies which may be available at law or in equity as a result of or in connection with any default under this Agreement by a Lender (including the right to bring suit against the Defaulting Lender to recover the Defaulted Amount and interest thereon at the rate provided in this Section 11.28).”

F. Amendments; Consents. Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“12.1. Amendments; Consents. …

…(a) To amend, modify, forgive, reduce or waive the principal of, or the amount of principal, principal prepayments or the rate of interest payable on, any Term Note, or the amount of the Commitments, or the Percentage of any Lender (except with respect to increases in the Aggregate Commitment, as specifically provided for in Section 2.8 hereof, provided that in no event may a Lender’s Commitment be increased without such Lender’s consent) or any other fee or amount payable to any Lender under the Loan Documents or to waive an Event of Default consisting of the failure of Borrower to pay when due principal, interest or any fee;”

4. Form of Assignment and Acceptance. As of the Amendment Effective Date, Exhibit A (Form of Assignment and Acceptance) to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.

5. Total Unencumbered Asset Value Calculation. As of the Amendment Effective Date, Schedule 3 to Exhibit B (Total Unencumbered Asset Value Calculation) to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Schedule 3 to Exhibit B.

6. Term Notes. As of the Amendment Effective Date, Exhibit C (Form of Term Note) to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Exhibit C-1 and Exhibit C-2.

7. Requests for Loan. As of the Amendment Effective Date, Exhibit D (Request for Loan) to the Loan Agreement is hereby deleted in its entirety and replaced with the attached Exhibit D-1 and Exhibit D-2.

8. Schedule of Subsidiaries and Projects. As of the Amendment Effective Date, Schedule 4.4 (Subsidiaries) and Schedule 4.19 (Projects) to the Loan Agreement are hereby deleted in their entirety and replaced with the attached Schedule 4.4 and Schedule 4.19.

9. Guarantor. Guarantor (a) consents to the terms and conditions of this Amendment; (b) agrees, acknowledges and confirms that all references in the Guaranty to the Notes shall refer to all of the Notes executed by Borrower for the benefit of each Lender in accordance with the terms of the Loan Agreement (as the same has been modified by the terms of this Amendment), some of which Notes are denominated in Dollars and other Notes which are denominated in Qualified Foreign Currency; (c) agrees, acknowledges and confirms that all references in the Guaranty to (X) the “Credit Agreement” (as such term is defined in the Guaranty) shall refer to the Loan Agreement as amended by this Amendment, and (Y) the “Loan Documents” shall refer to each such respective term as modified by the terms of this Amendment; and (d) reaffirms the Guaranty and confirms and agrees that, notwithstanding this Amendment and consummation of the transactions contemplated thereby, the Guaranty and all of such Guarantor’s covenants, obligations, agreements, waivers, and liabilities set forth in the Guaranty continue in full force and effect in accordance with their terms, modified only to the extent specifically set forth in this Amendment.

10. Full Force and Effect. Except as amended hereby, the terms and provisions of the Loan Agreement and the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.

11. References to Loan Documents; Capitalized Terms. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

12. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower and the Lenders and their respective heirs, executors, administrators, successors and assigns.

13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

14. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto; and

(b) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of the Borrower, as Administrative Agent may require evidencing the identity, authority and capacity of each officer of the Borrower authorized to act in connection with this Amendment.

15. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof that (i) the representations and warranties of Borrower, contained in Article 4 of the Loan Agreement (as amended by this Amendment) are true and correct in all material respects and (ii) no Event of Default or Default has occurred and is continuing.

16. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BORROWER:

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole
General Partner

	By:	/s/ Robert Sistek
	Name:	Robert Sistek
	Title:	Vice President, Finance

Address:

BioMed Realty, L.P.
17190 Bernardo Center Drive
San Diego, CA 92128
Attn: Vice President, Real Estate Counsel
Telephone: (858) 207-5850
Facsimile: (858) 485-9843

GUARANTOR (solely with respect to Section 9):

BIOMED REALTY TRUST, INC., a Maryland corporation

By:	/s/ Robert Sistek
Name:	Robert Sistek
Title:	Vice President, Finance

Address:

BioMed Realty, L.P.
17190 Bernardo Center Drive
San Diego, CA 92128
Attn: Vice President, Real Estate Counsel
Telephone: (858) 207-5850
Facsimile: (858) 485-9843

Signature Page

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Michael P. Szuba
Print Name:	Michael P. Szuba
Title:	Vice President

Address:

KeyBank - Real Estate Capital 127 Public Square, 8th Floor Mail Code: OH-01-27-0839 Cleveland, OH 44114 Telephone: (216) 689-5984 Facsimile: (216) 689-4997 Attention: Michael P. Szuba

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Michael P. Szuba
Print Name:	Michael P. Szuba
Title:	Vice President

Address:

KeyBank - Real Estate Capital 127 Public Square, 8th Floor Mail Code: OH-01-27-0839 Cleveland, OH 44114 Telephone: (216) 689-5984 Facsimile: (216) 689-4997 Attention: Michael P. Szuba

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Co-Syndication Agent

By:	/s/ Dale Northup
Print Name:	Dale Northup
Title:	Vice President

Address:

Wells Fargo Bank, N.A. 401 B Street, Suite 1100 San Diego, CA 92101 Telephone: (619) 699-3025 Facsimile: (619) 699-3105 Attention: Dale Northup, Vice President

Signature Page

U.S. BANK NATIONAL ASSOCIATION, a national banking association, individually and as Co-Syndication Agent

By:	/s/ Michael Paris
Print Name:	Michael Paris
Title:	Senior Vice President

Address:

U.S. Bank National Association 4747 Executive Drive, 3rd Floor San Diego, CA 92121 Telephone: (858) 334-0703 Facsimile: (858) 334-0797

Signature Page

MORGAN STANLEY BANK, N.A.

By:	/s/ Nick Zangari
Print Name: Nick Zangari Title: Authorized Signatory

By:
Print Name:
Title:

Address:

1300 Thames Street Thames Street Wharf, 4th Floor Baltimore, MD 21231 Telephone: (443) 627-4326 Facsimile: (212) 404-9645 Attention: Edward Henley

And to:

Morgan Stanley Loan Servicing 1300 Thames Street Wharf, 4th Floor Baltimore, MD 21231 Telephone: (443) 627-4355

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ James Rolison
Print Name: James Rolison Title: Managing Director

By:	George R. Reynolds
Print Name: George R. Reynolds Title: Director

Address:

Deutsche Bank Securities, Inc. 200 Crescent Court, Suite 550 Dallas, TX 75201 Telephone: (214) 740-7904 Facsimile: (214) 740-7910 Attention: Linda Davis, Director

Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William G. Karl
Print Name: William G. Karl
Title: General Manager

Address:

601 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
Telephone: (213) 452-7800
Facsimile: (213) 623-6832
Attention: J.D. Benko

Signature Page

RBS CITIZENS, N.A.

By:	/s/ Samuel A. Bluso
Print Name: Samuel A. Bluso
Title: Senior Vice President

Address:

1215 Superior Avenue-6th Floor
Mailcode: OHS-675
Cleveland, OH 44114
Telephone: (216) 277-0388
Facsimile: (216) 277-4706
Attention: Samuel Bluso

Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tyler Lowry
Print Name: Tyler Lowry Title: Vice President

Address:

c/o PNC Real Estate 575 Market St, 28th Floor Mailstop XX-XMSF-28-1 San Francisco, CA 94105 Telephone: (415) 733-1564 Facsimile: (415) 733-1555

Signature Page

TD BANK, NA

By:	/s/ Mauricio Duran
Print Name: Mauricio Duran Title: Vice President

Address:

Commercial Real Estate Lending TD Bank, NA 200 State Street, 8th Floor Boston, MA 02109 Telephone: (617) 737-3626 Facsimile: (617) 737-0238 Attention: Mauricio Duran, Vice President

Signature Page

SOVEREIGN BANK

By:	/s/ Peter A. Olivier
Print Name: Peter A. Olivier
Title: Senior Vice President

Address:

75 State Street
Boston, MA 02109
Telephone: (617) 346-7314
Facsimile: (617) 757-5852
Attention:Amit Shah, Credit Officer

Signature Page

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH

By:	/s/ Luke Hwang
Printed Name: Luke Hwang
Title: VP & Deputy GM

Address:

65 Liberty Street
New York, NY 10005
Telephone: (212) 815-9117
Facsimile:(212) 766-5006
Attention: Lucy Chen

Signature Page

LAND BANK OF TAIWAN, NEW YORK BRANCH

By:	/s/ Henry Leu
Print Name: Henry Leu Title: Senior Vice President and General Manager

Address:

100 Wall Street, 14th Floor New York, NY 10005 Telephone: (917) 542-0232 Facsimile: (917) 542-0288 Attention: Mitch Chang, Manager

Signature Page

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Eric Y.S. Tsai
Print Name: Eric Y.S. Tsai Title: Vice President and General Manager

Address:

685 Third Avenue, 29th Floor New York, NY 10017 Telephone: (212) 651-9770 Facsimile: (212) 651-9785

Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By:	/s/ Charles Stewart
Print Name: Charles Stewart Title: Director

Address:

1251 Avenue of the Americas New York, NY 10020-1104 Attention: Charles Stewart Telephone: (212) 782-4833 Facsimile: (212) 782-6440

Signature Page

THE HUNTINGTON NATIONAL BANK

By:	/s/ Michael L. Kauffmann
Print Name: Michael L. Kauffmann Title: Senior Vice President

Address:

The Huntington National Bank 200 Public Square, 7th Floor Mail Code: CM17 Cleveland, Ohio 44114 Telephone: (216) 515-6983 Attention: Michael L. Kauffman, Sr. Vice President

Signature Page

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (the “Assignment and Acceptance”) dated as of             , 201    , is made by and between                     (“Assignor”) and                     (“Assignee”).

RECITALS

WHEREAS, Assignor is party to that certain Unsecured Term Credit Agreement dated as of March 30, 2012 (as it may have been or hereafter may be amended, amended and restated, modified, supplemented or renewed from time to time, the “Credit Agreement”), among BioMed Realty, L.P. (“Borrower”), the several financial institutions from time to time party thereto (collectively, including Assignor, “Lenders”), and KeyBank National Association, as administrative agent for Lenders (in such capacity, “Agent”). Capitalized terms used in this Assignment and Acceptance and not defined herein have the meanings given to them in the Credit Agreement;

WHEREAS, as provided under the Credit Agreement, Assignor has committed to making advances to fund Loans to Borrower in an aggregate principal amount not to exceed [$            of Domestic Currency Commitments and/or £            of Foreign Currency Commitments-AS APPLICABLE] outstanding at any one time ([collectively,] the “Term Commitment”).

WHEREAS, as of the Effective Date (defined below), the aggregate outstanding principal amount of [Domestic Currency Advances owing by Borrower to Assignor equals $            and Foreign Currency Advance owing by Borrower to Assignor equals £            -AS APPLICABLE]; and

WHEREAS, Assignor wishes to assign to Assignee [a portion] [all] of the rights and obligations of Assignor under the Credit Agreement in respect of its Term Commitment, in an aggregate amount equal to [$            /£            -AS APPLICABLE] (the “Assigned Amount”) on the terms and subject to the conditions set forth herein, and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1. Assignment and Acceptance.

1.1 Subject to the terms and conditions of this Assignment and Acceptance, (i) Assignor hereby sells, transfers and assigns to Assignee, and (ii) Assignee hereby purchases, assumes and undertakes from Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance)             % (the “Assignee’s Percentage Share”) of the Term Commitment of Assignor, and (B) all related rights, benefits, obligations, liabilities and indemnities of Assignor under and in connection with the Credit Agreement and the other Loan Documents.

1.2 With effect on and after the Effective Date (as defined in Section 5 hereof), Assignee shall be a party to the Credit Agreement and shall succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning the payment of indemnification, with a Term Commitment in an amount equal to the Assigned Amount (plus the amount of Assignee’s existing Term Commitment, if any). Assignee agrees that it will perform in accordance with its terms all of the obligations that it is required to perform as a Lender under the Credit Agreement. It is the intent of the parties hereto that the Term Commitment of Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by Assignee; provided, however, that Assignor shall not relinquish its rights to be indemnified by Borrower under Sections 11.11 and 11.22 of the Credit Agreement or any other similar indemnity provisions of the Loan Documents to the extent such rights relate to the time prior to the Effective Date.

EXHIBIT A-1

1.3 After giving effect to the assignment and assumption set forth herein, on the Effective Date Assignor’s Term Commitment will be [$            of Domestic Currency Commitments and/or £            of Foreign Currency Commitments-AS APPLICABLE].

1.4 After giving effect to the assignment and assumption set forth herein, on the Effective Date Assignee’s Term Commitment will be [$            of Domestic Currency Commitments and/or £            of Foreign Currency Commitments-AS APPLICABLE].

2. Payments.

2.1 As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, Assignee shall pay to Assignor on the Effective Date in immediately available funds an amount [as agreed to between the Assignor and Assignee] [equal to $            , representing Assignee’s Percentage of the principal amount of all outstanding Domestic Currency Advances under the Loan Documents] [and equal to £             , representing Assignee’s Percentage of the principal amount of all outstanding Foreign Currency Advances under the Loan Documents].

2.2 Assignor further agrees to pay to Agent an assignment fee (payable in Dollars) in the amount specified in Section 11.8(d) of the Credit Agreement.

3. Re-Allocation of Payments. Any interest, fees (except as may otherwise be specified in Section 2.3 above) and other payments accrued to the Effective Date with respect to the Term Commitment or the outstanding Advances of Assignor shall be for the account of Assignor. Any interest, fees (except as may otherwise be specified in Section 2.3 above) and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts that it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts that it may receive promptly upon receipt.

4. Independent Credit Decision. Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon Assignor, Agent or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

5. Effective Date; Notices.

5.1 As between Assignor and Assignee, the effective date for this Assignment and Acceptance shall be             , 201_ (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:

EXHIBIT A-2

(a) this Assignment and Acceptance shall be executed and delivered by Assignor and Assignee;

(b) the consent of Agent and Parent required for an effective assignment of the Assigned Amount by Assignor to Assignee under Section 11.8(b) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

(c) Assignee shall pay to Assignor all amounts due to Assignor under this Assignment and Acceptance; and

(d) the assignment fee referred to in Section 2.2 hereof shall have been paid to Agent.

5.2 Promptly following the execution of this Assignment and Acceptance, Assignor shall deliver to Borrower and Agent for acknowledgment by Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.

6. [Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

6.1 Assignee hereby appoints and authorizes Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the Lenders pursuant to the terms of the Credit Agreement.

6.2 Assignee shall assume no duties or obligations held by Assignor in its capacity as Agent under the Credit Agreement.]

7. Withholding Tax. Assignee (a) represents and warrants to Lenders, Agent and Borrower that under applicable Law and treaties no tax will be required to be withheld by Lenders with respect to any payments to be made to Assignee hereunder, (b) agrees to comply with (if it is organized under the Laws of any jurisdiction other than the United States or any state thereof) Section 11.21 of the Credit Agreement prior to the time that Agent or Borrower is required to make any payment of principal, interest or fees hereunder or under the Loan Documents to Assignee.

8. Representations and Warranties.

8.1 Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it, and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other Laws of general application relating to or affecting creditors’ rights and to general equitable principles.

EXHIBIT A-3

8.2 Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrower, or the performance or observance by Borrower of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

8.3 Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it, and constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other Laws of general application relating to or affecting creditors’ rights and to general equitable principles; and (iv) it satisfies the requirements of an Eligible Assignee under the Credit Agreement.

9. Further Assurances. Assignor and Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to Borrower or Agent, that may be required in connection with the assignment and assumption contemplated hereby.

10. Miscellaneous.

10.1 Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

10.2 All payments made hereunder shall be made without any set-off or counterclaim.

10.3 Assignor and Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

10.4 This Assignment and Acceptance may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

EXHIBIT A-4

10.5 THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF NEW YORK. Assignor and Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in the State of New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

10.6 ASSIGNOR AND ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

EXHIBIT A-5

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Name:
Title:

Address:

[ASSIGNEE]

By:
Name:
Title:

Address:

EXHIBIT A-6

SCHEDULE 1 TO EXHIBIT A

NOTICE OF ASSIGNMENT AND ACCEPTANCE

            , 20

To Agent:

KeyBank National Association

127 Public Square

Cleveland, Ohio 44114

Attention: Real Estate Capital

To Borrower:

BioMed Realty, L.P.

17190 Bernardo Center Drive

San Diego, California 92128

Ladies and Gentlemen:

We refer to the Unsecured Term Credit Agreement dated as of March 30, 2012 (as it may be amended, amended and restated, modified, supplemented or renewed from time to time, the “Credit Agreement”) among BioMed Realty, L.P. (“Borrower”), the Lenders referred to therein and KeyBank National Association, as administrative agent for the Lenders (in such capacity, “Agent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

1. We hereby give you notice of, and request your consent to, the assignment by             (“Assignor”) to             (“Assignee”) of             % of the right, title and interest of Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of Assignor in and to the Commitment of Assignor and all outstanding Advances made by Assignor) pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and Acceptance”). Before giving effect to such assignment, Assignor’s Term Commitment is [$            of Domestic Currency Commitments and/or £            of Foreign Currency Commitments-AS APPLICABLE], and the aggregate amount of its outstanding Advances is [$            /£            -AS APPLICABLE]. Following such assignment, Assignor’s Commitment will be [$            of Domestic Currency Commitments and/or £            of Foreign Currency Commitments-AS APPLICABLE], and Assignee’s Commitment will be [$            of Domestic Currency Commitments and/or £            of Foreign Currency Commitments-AS APPLICABLE].

2. Assignee agrees that, upon receiving the consent of Agent to such assignment, Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if Assignee were the Lender originally holding such interest in the Credit Agreement.

EXHIBIT A-7

3. The following administrative details apply to Assignee:

(A)	Notice Address:

Name:

Address:

Attention:

Telephone:

Telecopier:

(B)	Assignee’s Payment Instructions to Agent:

Account #:

At:

Reference:

Attention:

4. You are entitled to rely upon the representations, warranties and covenants of each of Assignor and Assignee contained in the Assignment and Acceptance.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

EXHIBIT A-8

IN WITNESS WHEREOF, Assignor and Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

ACKNOWLEDGED AND ASSIGNMENT

CONSENTED TO:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

BIOMED REALTY, L.P., a Maryland limited partnership,

as Borrower

By:	BioMed Realty Trust, Inc., its sole General Partner

By:
Print Name:
Title:

EXHIBIT A-9

EXHIBIT C-1

FORM OF AMENDED AND RESTATED TERM NOTE

(DOMESTIC CURRENCY)

$	August 2, 2012

FOR VALUE RECEIVED, BIOMED REALTY, L.P., a Maryland limited partnership (“Borrower”), promises to pay to the order of                     (“Bank”) the principal amount of                     AND NO/100 DOLLARS ($            ), or such lesser aggregate amount of Domestic Currency Advances as may be made and outstanding pursuant to Bank’s Domestic Currency Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

Reference is made to the Unsecured Term Credit Agreement dated as of March 30, 2012 among Borrower, Administrative Agent and the Banks, as amended by that certain First Amendment to Unsecured Term Credit Agreement dated as of August 2, 2012 (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings ascribed to those terms in the Credit Agreement. This is one of the Term Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

The principal indebtedness evidenced by this Note shall be payable and prepayable as provided in the Credit Agreement and in any event on the Maturity Date (which shall be March 30, 2017).

Interest shall be payable on the outstanding daily unpaid principal amount of each Domestic Currency Advance outstanding hereunder from the date such Domestic Currency Advance was made until payment in full, and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement both before and after default and before and after maturity and judgment.

The amount of each payment hereunder shall be made to Bank at Administrative Agent’s office (as designated by Administrative Agent from time to time), for the account of Bank, in Dollars and in immediately available funds not later than 2:00 p.m., Cleveland, Ohio time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., Cleveland, Ohio time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Bank shall keep a record of Domestic Currency Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note, absent manifest error.

EXHIBIT C-1-1

Without limiting any applicable provisions of the Credit Agreement, Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower’s obligations hereunder or in enforcing or attempting to enforce any of holder’s rights hereunder, including reasonable attorneys’ fees, whether or not an action is filed in connection therewith.

Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other notice or formality, to the fullest extent permitted by applicable Laws.

Assignment of this Note is subject to the consent of certain parties pursuant to Section 11.8 of the Credit Agreement.

This Amended and Restated Term Note constitutes an amendment and restatement of, and replacement and substitution for, that certain Term Note dated as of March 30, 2012, in the maximum principal amount of                     and 00/100 Dollars ($                    .00), executed by the Borrower and made payable to the order of the Bank (the “Prior Note”). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Bank against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

This Note shall be delivered to and accepted by Bank in the State of New York, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

“Borrower”

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole general Partner

By:
Name:
Title:

EXHIBIT C-1-2

EXHIBIT C-2

FORM OF TERM NOTE

(QUALIFIED FOREIGN CURRENCY)

£	August 2, 2012

FOR VALUE RECEIVED, BIOMED REALTY, L.P., a Maryland limited partnership (“Borrower”), promises to pay to the order of                     (“Bank”) the principal amount of                     AND NO/100 POUNDS STERLING £(                    ), or such lesser aggregate amount of Foreign Currency Advances as may be made and outstanding pursuant to Bank’s Foreign Currency Commitment under the Credit Agreement hereinafter described, payable as hereinafter set forth. Borrower promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

Reference is made to the Unsecured Term Credit Agreement dated as of March 30, 2012 among Borrower, Administrative Agent and the Banks, as amended by that certain First Amendment to Unsecured Term Credit Agreement dated as of August 2, 2012 (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings ascribed to those terms in the Credit Agreement. This is one of the Term Notes referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

The principal indebtedness evidenced by this Note shall be payable and prepayable as provided in the Credit Agreement and in any event on the Maturity Date (which shall be March 30, 2017).

Interest shall be payable on the outstanding daily unpaid principal amount of each Foreign Currency Advance outstanding hereunder from the date such Foreign Currency Advance was made until payment in full, and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement both before and after default and before and after maturity and judgment.

The amount of each payment hereunder shall be made to Bank at the following address: Royal Bank of Scotland, International Division, P.O. Box 450, 5-10 Great Tower Street, London, EC3P-3HX, England, Sort Code: 16-00-34; Swift: RBOSGB2L; IBAN: GB26RBOS16003412291629; Beneficiary: “KeyBank NA, Cleveland”; Ref: BioMed Loan, for the account of Bank, in Pounds Sterling and in immediately available funds not later than 2:00 p.m., London time, on the day of payment (which must be a Banking Day). All payments received after 2:00 p.m., London time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. Bank shall keep a record of Domestic Currency Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note, absent manifest error.

EXHIBIT C-2-1

Without limiting any applicable provisions of the Credit Agreement, Borrower hereby promises to pay all costs and expenses of any holder hereof incurred in collecting Borrower’s obligations hereunder or in enforcing or attempting to enforce any of holder’s rights hereunder, including reasonable attorneys’ fees, whether or not an action is filed in connection therewith.

Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other notice or formality, to the fullest extent permitted by applicable Laws.

Assignment of this Note is subject to the consent of certain parties pursuant to Section 11.8 of the Credit Agreement.

This Note shall be delivered to and accepted by Bank in the State of New York, and shall be governed by, and construed and enforced in accordance with, the internal Laws thereof without regard to the choice of law provisions thereof.

“Borrower”

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole general Partner

By:
Name:
Title:

EXHIBIT C-2-2

EXHIBIT D-1

FORM OF REQUEST FOR LOAN (DOMESTIC CURRENCY)

TO KeyBank National Association (“Agent”) and Lenders (as defined below).

This Request For Loan (this “Request For Loan”) is made pursuant to Section 2.1 of that certain Unsecured Term Credit Agreement dated as of March 30, 2012 (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the “Credit Agreement”) by and among BioMed Realty, L.P., a Maryland limited partnership (“Borrower”), Agent and Lenders (as defined in the Credit Agreement). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement. This document is a “Request For Loan” as defined in the Credit Agreement.

1.	Check one of the following:

☐	Borrower hereby requests that Lenders make a Loan pursuant to the Credit Agreement as follows:

(a)	Amount of Loan: $ .

(b)	Date of Loan: .

(c)	Type of Loan (check one box only):

☐	LIBOR Rate Loan with Interest ☐ Base Rate Loan
Period	of .

☐	Borrower hereby requests that Lenders redesignate outstanding Base Rate Loans heretofore made or redesignated as follows:

(a)	Total Amount of Loans to be Redesignated: $ .

(b)	Date of Redesignation: .

(c)	Type of Loan as so Redesignated: LIBOR Rate Loan with a -month LIBOR Period ending , 201 .

☐	Borrower hereby requests that Lenders renew outstanding LIBOR Rate Loans heretofore made as follows:

(a)	Total Amount of Loans to be Renewed: $ .

(b)	Date of Renewal: .

(c)	Type of Loan as so Renewed: LIBOR Rate Loan with a -month LIBOR Period ending , 201 .

2. In connection with any Loan (or redesignation or renewal) requested herein, Borrower hereby represents, warrants and certifies to Agent for the benefit of Lenders that as of the date of the Loan (or redesignation or renewal) requested herein, both immediately before and after giving effect to the same, (i) no Event of Default or Default has occurred and is continuing, (ii) all representations and warranties of Borrower set forth in Article 4 of the Credit Agreement are true and correct in all material respects, except for changes to the representations and warranties that were permitted under the Credit Agreement and (iii) the Outstanding Loan Amount does not exceed the Aggregate Commitment.

EXHIBIT D-1-1

3. This Request for Loan is executed as of the date stated below by a Senior Officer on behalf of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

Dated as of                     , 201

“BORROWER”

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole general Partner

By:
Name:
Title:

EXHIBIT D-1-2

EXHIBIT D-2

FORM OF REQUEST FOR LOAN (QUALIFIED FOREIGN CURRENCY)

TO KeyBank National Association (“Agent”) and Lenders (as defined below).

This Request For Loan (this “Request For Loan”) is made pursuant to Section 2.1 of that certain Unsecured Term Credit Agreement dated as of March 30, 2012 (as it may have been or may hereafter be amended, amended and restated, modified, supplemented or renewed from time to time, the “Credit Agreement”) by and among BioMed Realty, L.P., a Maryland limited partnership (“Borrower”), Agent and Lenders (as defined in the Credit Agreement). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement. This document is a “Request For Loan” as defined in the Credit Agreement.

1.	Check one of the following:

☐	Borrower hereby requests that Lenders make a Loan pursuant to the Credit Agreement as follows:

(a)	Amount of Loan: £ .

(b)	Date of Loan: .

(c)	Type of Loan (check one box only):

☐	LIBOR Rate Loan with Interest Period of .

☐	Borrower hereby requests that Lenders redesignate outstanding Base Rate Loans heretofore made or redesignated as follows:

(a)	Total Amount of Loans to be Redesignated: £ .

(b)	Date of Redesignation: .

(c)	Type of Loan as so Redesignated: LIBOR Rate Loan with a -month LIBOR Period ending , 201 .

☐	Borrower hereby requests that Lenders renew outstanding LIBOR Rate Loans heretofore made as follows:

(a)	Total Amount of Loans to be Renewed: £ .

(b)	Date of Renewal: .

(c)	Type of Loan as so Renewed: LIBOR Rate Loan with a -month LIBOR Period ending , 201 .

2. In connection with any Loan (or redesignation or renewal) requested herein, Borrower hereby represents, warrants and certifies to Agent for the benefit of Lenders that as of the date of the Loan (or redesignation or renewal) requested herein, both immediately before and after giving effect to the same, (i) no Event of Default or Default has occurred and is continuing, (ii) all representations and warranties of Borrower set forth in Article 4 of the Credit Agreement are true and correct in all material respects, except for changes to the representations and warranties that were permitted under the Credit Agreement and (iii) the Outstanding Loan Amount does not exceed the Aggregate Commitment.

EXHIBIT D-2-1

3. This Request for Loan is executed as of the date stated below by a Senior Officer on behalf of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

Dated as of                     , 201

“BORROWER”

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole general Partner

By:
Name:
Title:

EXHIBIT D-2-2

SCHEDULE 1.1-1

BANK COMMITMENTS AND PERCENTAGES

PRIOR TO AMENDMENT EFFECTIVE DATE

Lender	Commitment	Percentage
U.S. Bank	$50,000,000.00	12.50%
KeyBank	$45,000,000.00	11.25%
Wells Fargo	$45,000,000.00	11.25%
Bank of Tokyo	$38,500,000.00	9.625%
RBS Citizens, N.A.	$38,500,000.00	9.625%
PNC Bank	$38,500,000.00	9.625%
Huntington Bank	$29,000,000.00	7.25%
Sovereign	$29,000,000.00	7.25%
Sumitomo	$29,000,000.00	7.25%
TD Bank	$29,000,000.00	7.25%
Chang HWA	$8,500,000.00	2.125%
Deutsche Bank	$5,000,000.00	1.25%
Morgan Stanley	$5,000,000.00	1.25%
Land Bank of Taiwan	$5,000,000.00	1.25%
Mega/ICBC	$5,000,000.00	1.25%
TOTAL:	$400,000,000.00	100.0%

SCHEDULE 1.1-1

SCHEDULE 1.1-2

DOMESTIC CURRENCY ADVANCES REPAID IN DOLLARS ON

AMENDMENT EFFECTIVE DATE FOR THE PURPOSES OF

CONVERTING INTO FOREIGN CURRENCY ADVANCES

Lender	Domestic Currency Advances Repaid on Amendment Effective Date for Conversion into Foreign Currency Advances
KeyBank	$34,408,880.00
U.S. Bank	$34,408,880.00
Bank of Tokyo	$28,152,720.00
Huntington Bank	$20,332,520.00
Sumitomo	$20,332,520.00
PNC Bank	$14,076,360.00
TD Bank	$4,692,120.00
TOTAL:	$156,404,000.00

SCHEDULE 1.1-2

SCHEDULE 1.1-3

FOREIGN CURRENCY ADVANCES DISBURSED ON

AMENDMENT EFFECTIVE DATE

Lender	Foreign Currency Advances Disbursed on Amendment Effective Date
KeyBank	£22,000,000.00
U.S. Bank	£22,000,000.00
Bank of Tokyo	£18,000,000.00
Huntington Bank	£13,000,000.00
Sumitomo	£13,000,000.00
PNC Bank	£9,000,000.00
TD Bank	£3,000,000.00
TOTAL:	£100,000,000.00

SCHEDULE 1.1-3

SCHEDULE 1.1-4

BANK COMMITMENTS AND PERCENTAGES

AS OF THE AMENDMENT EFFECTIVE DATE

Lender	Domestic Commitment	Foreign Commitment	Total Commitment as of Amendment Effective Date (U.S. $ Equivalent)	Percentage as of Amendment Effective Date
U.S. Bank	$15,591,120.00	£22,000,000.00	$50,000,000.00	12.50%
KeyBank	$10,591,120.00	£22,000,000.00	$45,000,000.00	11.25%
Wells Fargo	$45,000,000.00	£0.00	$45,000,000.00	11.25%
Bank of Tokyo	$10,347,280.00	£18,000,000.00	$38,500,000.00	9.625%
RBS Citizens, N.A.	$38,500,000.00	£0.00	$38,500,000.00	9.625%
PNC Bank	$24,423,640.00	£9,000,000.00	$38,500,000.00	9.625%
Huntington Bank	$8,667,480.00	£13,000,000.00	$29,000,000.00	7.25%
Sovereign	$29,000,000.00	£0.00	$29,000,000.00	7.25%
Sumitomo	$8,667,480.00	£13,000,000.00	$29,000,000.00	7.25%
TD Bank	$24,307,880.00	£3,000,000.00	$29,000,000.00	7.25%
Chang HWA	$8,500,000.00	£0.00	$8,500,000.00	2.125%
Deutsche Bank	$5,000,000.00	£0.00	$5,000,000.00	1.25%
Morgan Stanley	$5,000,000.00	£0.00	$5,000,000.00	1.25%
Land Bank of Taiwan	$5,000,000.00	£0.00	$5,000,000.00	1.25%
Mega/ICBC	$5,000,000.00	£0.00	$5,000,000.00	1.25%
TOTAL:	$243,596,000.00	£100,000,000.00	$400,000,000.00	100.0%

*	Schedule 1.1-4 may be subsequently revised from time to time to reflect assignments of a Bank’s interest in the Loans as contemplated in Section 11.8, or increases in the Aggregate Commitment pursuant to Section 2.8.

SCHEDULE 1.1-4

SCHEDULE 1.3

MANDATORY COST

1.	The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions).

2.	On the first day of each LIBOR Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Associated Costs Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Associated Costs Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.	The Associated Costs Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)	in relation to a Loan in Pounds Sterling:

Where:

A	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B	is the percentage rate of interest payable for the relevant LIBOR Period on the Loan.

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

E	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Bank to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

4.	For the purposes of this Schedule:

(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

SCHEDULE 1.3

(b)	“Facility Office” means the office or offices notified by a Lender to the Administrative Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

(c)	“Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(d)	“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

(e)	“Reference Bank” means, in relation to Mandatory Cost, KeyBank, N.A. or such other bank appointed to such role by Administrative Agent.

(f)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

5.	In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

6.	If requested by the Administrative Agent, the Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by the Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by the Reference Bank as being the average of the Fee Tariffs applicable to the Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of the Reference Bank.

7.	Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Associated Costs Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)	the jurisdiction of its Facility Office; and

(b)	any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.

SCHEDULE 1.3

8.	The percentages of each Lender for the purpose of A and C above and the rates of charge of the Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

9.	The Administrative Agent shall have no liability to any person if such determination results in an Associated Costs Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or the Reference Bank pursuant to paragraphs 6 and 7 above is true and correct in all respects.

10.	The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Associated Costs Rate for each Lender based on the information provided by each Lender and the Reference Bank pursuant to paragraphs 6 and 7 above.

11.	Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Associated Costs Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

12.	The Administrative Agent may from time to time, after consultation with the Borrower and the relevant Lenders, determine and notify to all parties hereto any amendments which are required to be made to this Schedule 1.3 in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

SCHEDULE 1.3

SCHEDULE 3 TO EXHIBIT B

TOTAL UNENCUMBERED ASSET VALUE CALCULATION

Contributions of Unencumbered Projects to Total Unencumbered Asset Value (All amounts previously multiplied by BioMed Pro Rata Share or Consolidated Group Pro Rata Share where applicable)

Property Description	Adjusted NOI*	Applicable Capitalization Rate	Cost Basis or Acquisition Cost **	Contribution to Total Unencumbered Asset Value Before Reductions
1.	$		$	$
2.	$		$	$
__.	$		$	$
$
Single Project Concentration Reduction***				($ )
Non-Wholly Owned Reduction****				($ )
Unstabilized Project Reduction*****				($ )
Unencumbered Land Parcel Reduction******				($ )
Foreign Project Reduction*******				($ )
$

*	For Unencumbered Projects other than Unstabilized Projects and Projects acquired after first day of applicable Fiscal Quarter

**	For Unencumbered Projects that are Unstabilized Projects or are Projects acquired after first day of applicable Fiscal Quarter

***	No individual Income-Producing Project may contribute more than 20% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.

****	Unencumbered Projects not owned by Borrower or a Wholly-Owned Subsidiary in the aggregate cannot contribute more than 10% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.

*****	Unstabilized Projects in the aggregate cannot contribute more than 10% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.

******	Unencumbered land parcels in the aggregate cannot contribute over 5% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.

*******	Foreign Projects in the aggregate cannot contribute over 15% of the total amount of the Total Unencumbered Asset Value, as provided in the definition thereof.

SCHEDULE 3 TO EXHIBIT B

SCHEDULE 4.4

SUBSIDIARIES

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
1. BioMed Realty, L.P.	Limited Partnership	0.2% GP Interest by BioMed Realty Trust, Inc. 97.9% LP Interest by BioMed Realty Trust, Inc. 1.9% LP Interest by others	Maryland

2. BioMed Realty Holdings, Inc.	Corporation	100% by BioMed Realty, L.P.	Maryland

3. BioMed Realty Trust, Inc. REIT Qualification Trust	Trust	100% Beneficiary is BioMed Realty Holdings, Inc.	California

4. BMR-GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

5. BioMed Realty LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

6. BioMed Realty Development LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

7. BMR-JV I Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

8. BMR-JV II Holdings LLC	Limited Liability Company	100% by BioMed Realty Holdings, Inc.	Delaware

9. BioMed Ventures LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

10. BMR LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

11. BMV Direct LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

12. BMR-217th Place LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

13. BMR-270 Albany Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.4

14. BMR-34790 Ardentech Court LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

15. BMR-34175 Ardenwood Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

16. 34175 Ardenwood Venture, LLC	Limited Liability Company	87.5% Membership Interest by BMR-34175 Ardenwood Boulevard LLC 12.5% Membership Interest by Tarlton-Wohl Venture Nine, LLC	Delaware

17. BMR-Ardsley Park LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

18. BMR-8808 Balboa Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	California

19. BMR-Bayshore Boulevard LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

20. BMR-6411 Beckley Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

21. Guilford Real Estate Trust 1998-1	Grantor Trust	100% Beneficiary is BioMed Realty, L.P., Trustee is BMR-6411 Beckley Street LLC	Utah

22. BMR-9900 Belward Campus LLC	Limited Liability Company	100% by BMR-9900 Belward Campus Holdings LLC	Delaware

23. BMR-9900 Belward Campus Borrower LLC	Limited Liability Company	100% by BMR-9900 Belward Campus Holdings LLC	Delaware

24. BMR-9900 Belward Campus Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

25. BMR-9901 Belward Campus LLC	Limited Liability Company	100% by BMR-9901 Belward Campus Holdings LLC	Delaware

26. BMR-9901 Belward Campus Borrower LLC	Limited Liability Company	100% by BMR-9901 Belward Campus Holdings LLC	Delaware

27. BMR-9901 Belward Campus Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

28. BMR-Belward Campus Drive LSM LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Maryland

29. BMR-9920 Belward Campus Q LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Rhode Island

SCHEDULE 4.4

30. BMR-17190 Bernardo Center Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

31. BMR-Blackfan Circle LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

32. BMR-Bridgeview LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

33. BMR-Bridgeview II LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

34. BMR-Broadway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

35. BMR-550 Broadway LP (f/k/a BMR-Cray LP)	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

36. BMR-Bunker Hill LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

37. BMR-58 Charles Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

38. BMR-134 Coolidge Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

39. BMR-6300 Dumbarton Circle LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

40. BMR-350 E Kendall F LLC	Limited Liability Company	100% by BMR-PR II LLC	Delaware

41. BMR-650 E Kendall B LLC	Limited Liability Company	100% by BMR-PR II LLC	Delaware

42. BMR-475 Eccles Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

43. BMR-2600 Eisenhower Road LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.4

44. BMR-201 Elliott Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

45. BMR-21 Erie Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

46. BMR-40 Erie Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

47. BMR-Executive Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

48. BMR-4570 Executive Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

49. BMR-500 Fairview Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

50. BMR-530 Fairview Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

51. BMR-2282 Faraday Avenue LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

52. BMR-Fresh Pond Research Park LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

53. BMR-700 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

54. BMR-750,800,850 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

55. BMR-900 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

56. BMR-1000 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

57. BMR-Gateway/Oyster LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.4

58. BMR-Gazelle LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

59. BMR-350 George Patterson Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

60. Granta Park JCo 1 Limited	Company Limited by Shares	100% by BMR LLC	Jersey

61. BMR-7 Graphics Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

62. BMR-Hampshire LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

63. BMR-201 Industrial Road LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

64. BMR-3525 John Hopkins LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

65. BMR-3545-3575 John Hopkins LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

66. BMR-6500 Kaiser Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

67. BMR-450 Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

68. BMR-500 Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

69. BMR-Kendall Development LLC	Limited Liability Company	100% by BMR-PR II TRS LLC	Delaware

70. BMR-Kendall Holdings LLC	Limited Liability Company	100% by BMR-PR II TRS LLC	Delaware

71. BMR-145 King of Prussia Road GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.4

72. BMR-145 King of Prussia Road LP	Limited Partnership	99.5% LP Interest by BioMed Realty, L.P. 0.5% GP Interest by BMR-145 King of Prussia Road GP LLC	Delaware

73. BMR-Landmark at Eastview LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

74. 10165 McKellar Court, L.P.	Limited Partnership	22% GP Interest by BMR-10165 McKellar Court GP LLC 78% LP Interest by Quidel Corporation	California

75. BMR-10165 McKellar Court GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	California

76. BMR-Medical Center Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

77. BMR-3450 Monte Villa Parkway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

78. BMR-6114-6154 Nancy Ridge Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

79. BMR-6828 Nancy Ridge Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P. BioMed Realty LLC is Managing Member	Delaware

80. BMR-One Research Way LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

81. BMR-180 Oyster Point LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

82. BMR-200 Oyster Point LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

83. BMR-Pacific Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

84. BMR-Pacific Research Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

85. BMR-3500 Paramount Parkway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.4

86. BMR-Patriot LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

87. BMR-335-395 Phoenixville Pike LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

88. BMR-PR II LLC	Limited Liability Company	20% BMR-JV I Holdings LLC, 80% Prudential	Delaware

89. BMR-PR II TRS LLC	Limited Liability Company	20% BMR-JV II Holdings LLC, 80% Prudential	Delaware

90. BMR-Research Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

91. BMR-Road to the Cure LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

92. BMR-Rogers Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

93. BMR-10240 Science Center Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

94. BMR-10255 Science Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

95. BMR-Shady Grove Road HQ LLC	Limited Liability Company	100% by BMR-Shady Grove Holdings LLC	Maryland

96. BMR-Shady Grove Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

97. BMR-Shady Grove B LLC	Limited Liability Company	100% by BMR-Shady Grove Holdings LLC	Delaware

98. BMR-Shady Grove D LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

99. BMR-200 Sidney Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

100. BMR-Sorrento Plaza LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

SCHEDULE 4.4

101. BMR-Sorrento Valley Boulevard LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

102. BMR-11388 Sorrento Valley Road LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

103. BMR-Sorrento West LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

104. BMR-Spring Mill Drive GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

105. BMR-Spring Mill Drive, LP	Limited Partnership	1% GP Interest by BMR-Spring Mill Drive GP LLC 99% LP Interest by BioMed Realty, L.P.	Delaware

106. BMR-Summers Ridge LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

107. BMR-Torreyana LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

108. BMR-9865 Towne Centre LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

109. BMR-9885 Towne Centre LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

110. BMR-Trade Centre Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

111. BMR-6611 Tributary Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Maryland

112. BMR-900 Uniqema Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

113. BMR-1000 Uniqema Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

114. BMR-325 Vassar Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.4

115. BMR-3200 Walnut Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

116. BMR-Waples LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

117. BMR-Wateridge LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

118. BMR-675 West Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

119. BMR-50 West Watkins Mill LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

120. BMR-West Watkins Mill LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

121. BMR-Weston LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.4

SCHEDULE 4.19

PROJECTS

Property Name		Ownership
1.	1522 217th Place S.E. Bothell, Washington 98021	Fee Simple

2.	270 Albany Street Cambridge, Massachusetts 02139-4210	Fee Simple

3.	34790 Ardentech Court Fremont, California 94555-3657	Fee Simple

4.	34175 Ardenwood Boulevard Fremont, California 94555	Fee Simple*

5.	Ardsley Park (410, 420, 430, 440, 444 and 460 Saw Mill River Road, Ardsley, New York 10502)	Fee Simple

6.	8808 Balboa Avenue San Diego, California 92123	Fee Simple

7.	3240, 3260, 3280 Bayshore Blvd Brisbane, California 94005	Fee Simple

8.	6411 Beckley Street Baltimore, Maryland 21224	Fee Simple

9.	9900 Belward Campus Drive Rockville, Maryland 20850	Fee Simple

10.	9901 Belward Campus Drive Rockville, Maryland 20850	Fee Simple

11.	9911 Belward Campus Blvd Rockville, Maryland 20850	Fee Simple

12.	9920 Belward Campus Drive Rockville, Maryland 20850	Fee Simple

13.	320 Bent Street Cambridge, Massachusetts 02142	Leasehold Interest

14.	301 Binney Street Cambridge, Massachusetts 02142	Leasehold Interest

15.	301 Binney Street Garage Cambridge, Massachusetts 02142	Leasehold Interest

16.	Kendall Crossing Apartments (157 Sixth Street Cambridge, Massachusetts 02142)	Leasehold Interest

SCHEDULE 4.19

Property Name		Ownership
17.	17190 Bernardo Center Drive San Diego, California 92128	Fee Simple

18.	3 Blackfan Circle Boston, Massachusetts 02115	Fee Simple

19.	Bridgeview Technology Park (24500 Clawiter Road 24600 Industrial Boulevard 24546 Industrial Boulevard Hayward, California 94545)	Fee Simple

20.	Bridgeview Technology Park II (24590 Clawiter Road Hayward, California 94545)	Fee Simple

21.	210 Broadway Cambridge, Massachusetts 02139	Fee Simple

22.	550 Broadway Avenue Redwood City, CA 94063	Fee Simple

23.	3030 Bunker Hill Street San Diego, California 92109	Fee Simple

24.	58 Charles Street Cambridge, Massachusetts 02141	Fee Simple

25.	134 Coolidge Avenue Watertown, Massachusetts 02472	Fee Simple

26.	6300 Dumbarton Circle Fremont, California 94555	Fee Simple

27.	350 Kendall Street Cambridge, Massachusetts 02142	Fee Simple*

28.	650 E Kendall Street Cambridge, Massachusetts 02142	Fee Simple*

29.	475 Eccles Avenue South San Francisco, California 94080	Fee Simple

30.	2600 Eisenhower Road Norristown, Pennsylvania 19403	Fee Simple

31.	201 Elliott Avenue Seattle, Washington 98119	Fee Simple

32.	21 Erie Street Cambridge, Massachusetts 02139	Fee Simple

SCHEDULE 4.19

Property Name		Ownership
33.	40 Erie Street Cambridge, Massachusetts 02139-4254	Fee Simple

34.	47 Erie Street Cambridge, Massachusetts 02139	Fee Simple

35.	4775 and 4785 Executive Drive San Diego, California 92121	Fee Simple

36.	4570 Executive Drive San Diego, California 92121	Fee Simple

37.	500 Fairview Avenue Seattle, Washington 98109	Leasehold Interest

38.	530 Fairview Avenue Seattle, Washington 98109	Fee Simple

39.	2282 Faraday Avenue Carlsbad, California 92008	Fee Simple

40.	Fresh Pond Research Park (25, 27/31, 33/45, 51 and 61 Moulton Street and 665 Concord Avenue Cambridge, Massachusetts 02138)	Fee Simple

41.	700 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

42.	750, 800, and 850 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

43.	900 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

44.	1000 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

45.	Pacific Research Center (7333, 7555, 7575, 7677, 7707, 7979, 7999, 7700, 7600, and 7500 Gateway Boulevard, Newark, California 94560)	Fee Simple

46.	2855 Gazelle Court Carlsbad, California 92010	Fee Simple

47.	350 George Patterson Boulevard Bristol, Pennsylvania 19007	Fee Simple

48.	7 Graphics Drive Ewing, New Jersey 08628	Fee Simple

SCHEDULE 4.19

Property Name		Ownership
49.	Granta Park Great Abingdon, Cambridge, England CB21 6GP	Freehold Estate

50.	50/60 Hampshire Street Cambridge, Massachusetts 02139	Fee Simple

51.	201 Industrial Road San Carlos, California 94070	Fee Simple

52.	3525 John Hopkins Court San Diego, California 92121	Fee Simple

53.	3545-3575 John Hopkins Court San Diego, California 92121	Fee Simple

54.	6500 Kaiser Drive Fremont, California 94555	Fee Simple

55.	450 Kendall Street Cambridge, Massachusetts 02142-1108	Leasehold Interest

56.	500 Kendall Street Cambridge, Massachusetts 02142-1108	Fee Simple

57.	145 King of Prussia Road Radnor, Pennsylvania 19087	Fee Simple

58.	Landmark at Eastview (735, 745,755, 765, 767, 769, 771, 777 Old Saw Mill River Rd., Tarrytown, New York 10591) (1 Saw Mill River Road, Hawthorne, New York 10532)	Fee Simple

59.	10165 McKellar Court San Diego, California 92121	Fee Simple*

60.	9704 and 9708 – 9714 Medical Center Drive Rockville, Maryland 20859	Fee Simple

61.	3450-3451 Monte Villa Parkway Bothell, Washington 98021	Fee Simple

62.	6114, 6118, 6122, 6124, 6126 and 6154 Nancy Ridge Drive, San Diego, California 92121	Fee Simple

63.	6828 Nancy Ridge Drive San Diego, California 92121	Fee Simple

64.	One Research Way Princeton, New Jersey 08536	Fee Simple

SCHEDULE 4.19

Property Name		Ownership
65.	180 Oyster Point Boulevard South San Francisco, California 94080-7023	Fee Simple

66.	200 Oyster Point Boulevard South San Francisco, California 94080-7023	Fee Simple

67.	5870 and 5880 Pacific Center Boulevard San Diego, California 92121	Fee Simple

68.	3500 Paramount Parkway Morrisville, North Carolina 27560	Fee Simple

69.	3908 Patriot Drive Durham, North Carolina 27703	Fee Simple

70.	335-339 Phoenixville Pike Malvern, Pennsylvania 19355	Fee Simple

71.	1701 and 1711 Research Boulevard Rockville, Maryland 20850	Fee Simple

72.	10835 Road to the Cure San Diego, California 92121	Fee Simple

73.	10240 Science Center Drive San Diego, California 92121	Fee Simple

74.	10255 Science Center Drive San Diego, California 92121	Fee Simple

75.	14200 Shady Grove Road Rockville, Maryland 20850	Fee Simple

76.	200 Sidney Street Cambridge, Massachusetts 02139	Fee Simple

77.	11404 and 11408 Sorrento Valley Road San Diego, California 92121	Fee Simple

78.	4215 Sorrento Valley Boulevard San Diego, California 92121	Fee Simple

79.	11388 Sorrento Valley Road San Diego, California 92121	Fee Simple

80.	11080, 11100, 11120 and 11180 Roselle Street and 11055, 11095, 11111, 11125, and 11175 Flintkote Avenue, San Diego, California 92121	Fee Simple

81.	2-30 Spring Mill Drive Malvern, Pennsylvania 19355	Fee Simple

SCHEDULE 4.19

Property Name		Ownership
82.	9965 – 9995 Summers Ridge Road San Diego, California 92121	Fee Simple

83.	11010 Torreyana Road San Diego, California 92037	Fee Simple

84.	9855 and 9865 Towne Centre Drive San Diego, California 92121	Fee Simple

85.	9875 and 9885 Towne Centre Drive San Diego, California 92121	Fee Simple

86.	2600 and 2620 Trade Centre Avenue Longmont, Colorado 80503	Fee Simple

87.	6611 Tributary Street Baltimore, Maryland 21224	Fee Simple

88.	900 Uniqema Boulevard New Castle, Delaware 19720	Fee Simple

89.	1000 Uniqema Boulevard New Castle, Delaware 19720	Fee Simple

90.	325 Vassar Street Cambridge, Massachusetts 02139-4818	Fee Simple

91.	9535 Waples Street San Diego, California 92121	Fee Simple

92.	1825, 1865, 1885 33rd Street/ 3200 Walnut Street Boulder, Colorado 80301	Fee Simple

93	10420, 10480, 10520 Wateridge Circle San Diego, California 92121	Fee Simple

94.	675 West Kendall Street Cambridge, Massachusetts 02142-1110	Fee Simple

95.	50 West Watkins Mill Road Gaithersburg, Maryland 20878	Fee Simple

96.	55 and 65 West Watkins Mill Road Gaithersburg, Maryland 20878	Fee Simple

97.	3000 Weston Parkway Cary, North Carolina 27513	Fee Simple

*	Such properties are owned by Investment Affiliates of Borrower.

SCHEDULE 4.19